Document and Entity Information	12 Months Ended
Sep. 02, 2010
Document Type	8-K
Amendment Flag	false
Document Period End Date	2010-09-02
Trading Symbol	MMC
Entity Registrant Name	MARSH & MCLENNAN COMPANIES, INC.
Entity Central Index Key	0000062709

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Revenue	$ 9,831	$ 10,730	$ 10,370
Expense:
Compensation and benefits	6,182	6,830	6,609
Other operating expenses	2,871	3,221	3,004
Operating expenses	9,053	10,051	9,613
Operating income	778	679	757
Interest income	17	47	95
Interest expense	(241)	(220)	(266)
Investment income (loss)	(2)	(12)	173
Income before income taxes	552	494	759
Income taxes	21	113	257
Income from continuing operations	531	381	502
Discontinued operations, net of tax	(290)	(443)	1,987
Net income (loss)	241	(62)	2,489
Less: net income attributable to non-controlling interests	14	11	14
Net income (loss) attributable to MMC	$ 227	$ (73)	$ 2,475
Basic net income (loss) per share
- Continuing operations	$ 0.97	$ 0.7	$ 0.88
- Net income (loss) attributable to MMC	$ 0.43	$ (0.13)	$ 4.49
Diluted net income (loss) per share
- Continuing operations	$ 0.96	$ 0.7	$ 0.88
- Net income (loss) attributable to MMC	$ 0.42	$ (0.14)	$ 4.45
Average number of shares outstanding - Basic	522	514	539
- Diluted	524	515	542
Shares outstanding at December 31,	530	514	520

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Current assets:
Cash and cash equivalents	$ 1,707	$ 1,638
Receivables
Commissions and fees	2,298	2,261
Advanced premiums and claims	86	86
Other	447	334
Commissions, Fees, Premiums, Claims, and Other Receivables, Gross, Total	2,831	2,681
Less - allowance for doubtful accounts and cancellations	(107)	(93)
Net receivables	2,724	2,588
Current assets of discontinued operations	221	232
Other current assets	279	326
Total current assets	4,931	4,784
Goodwill and intangible assets	6,219	5,808
Fixed assets, net	850	873
Pension related assets	94	150
Deferred tax assets	1,234	1,145
Non-current assets of discontinued operations	1,085	1,469
Other assets	924	977
Assets, Total	15,337	15,206
Current liabilities:
Short-term debt	558	408
Accounts payable and accrued liabilities	1,751	1,656
Accrued compensation and employee benefits	1,290	1,183
Accrued income taxes		66
Liabilities of discontinued operations	116	80
Total current liabilities	3,715	3,393
Fiduciary liabilities	3,559	3,297
Less - cash and investments held in a fiduciary capacity	(3,559)	(3,297)
Fiduciary liabilities net of cash and investments held in a fiduciary capacity, Total
Long-term debt	3,034	3,194
Retirement and postemployment benefits	1,182	1,216
Liability for errors and omissions	518	512
Other liabilities	1,025	1,131
Commitments and contingencies
Stockholders' equity:
Preferred stock, $1 par value, authorized 6,000,000 shares, none issued
Common stock, $1 par value, authorized 1,600,000,000 shares, Issued 560,641,640 shares in 2009 and 2008	561	561
Additional paid-in capital	1,211	1,245
Retained earnings	7,033	7,237
Accumulated other comprehensive loss	(2,171)	(2,098)
Non-controlling interests	35	38
Stockholders Equity Subtotal Before Treasury Stock, Total	6,669	6,983
Less - treasury shares at cost, 30,967,116 in 2009 and 46,375,622 in 2008	(806)	(1,223)
Total stockholders' equity	5,863	5,760
Liabilities and Stockholders' Equity, Total	$ 15,337	$ 15,206

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2009	Dec. 31, 2008
Preferred stock, par value	$ 1	$ 1
Preferred stock, authorized	6,000,000	6,000,000
Preferred stock, issued	0	0
Common stock, par value	$ 1	$ 1
Common stock, authorized	1,600,000,000	1,600,000,000
Common stock, Issued	560,641,640	560,641,640
Treasury shares, shares	30,967,116	46,375,622

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Operating cash flows:
Net income (loss)	$ 241	$ (62)	$ 2,489
Adjustments to reconcile net income (loss) to cash provided by operations:
Goodwill impairment charge	315	540
Depreciation and amortization of fixed assets and capitalized software	307	332	366
Amortization of intangible assets	58	72	76
Provision for deferred income taxes	42	103	12
(Gains)/losses on investments	8	20	(176)
(Gains)/losses on disposition of assets	56	52	(1,833)
Accrual of stock based compensation	11	34	71
Changes in assets and liabilities:
Net receivables	(81)	270	(321)
Other current assets	(28)	(18)	370
Other assets	118	(106)	49
Accounts payable and accrued liabilities	124	(149)	(350)
Accrued compensation and employee benefits	92	(76)	(28)
Accrued income taxes	(95)	(159)	(1,141)
Other liabilities	(487)	(119)	64
Effect of exchange rate changes	(41)	206	49
Net cash provided by (used for) operations	640	940	(303)
Financing cash flows:
Proceeds from issuance of debt	398		3
Repayments of debt	(408)	(260)	(1,120)
Purchase of non-controlling interests	(24)
Purchase of treasury shares	(33)	(39)	(1,309)
Issuance of common stock	34	68	113
Dividends paid	(431)	(412)	(413)
Net cash used for financing activities	(464)	(643)	(2,726)
Investing cash flows:
Capital expenditures	(305)	(386)	(378)
Net sales of long-term investments	53	97	211
Proceeds from sales of fixed assets	7	11	11
Dispositions	75	56	3,357
Acquisitions	(73)	(126)	(206)
Other, net	7		1
Net cash (used for) provided by investing activities	(236)	(348)	2,996
Effect of exchange rate changes on cash and cash equivalents	152	(397)	77
Increase (decrease) in cash and cash equivalents	92	(448)	44
Cash and cash equivalents at beginning of period	1,685	2,133	2,089
Cash and cash equivalents at end of period	1,777	1,685	2,133
Cash and cash equivalents - reported as discontinued operations	70	47	63
Cash and cash equivalents - continuing operations	$ 1,707	$ 1,638	$ 2,070

Consolidated Statements of Stockholders' Equity and Comprehensive Income (USD $) In Millions	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Loss	Treasury Shares	Non-Controlling Interests	Total
Balance, beginning of year at Dec. 31, 2006	$ 561	$ 1,138	$ 5,691	$ (1,272)	$ (299)	$ 23
Net income (loss)			2,475			14	2,489
Change in accrued stock compensation costs		155
Purchase of treasury shares					(1,300)
Foreign currency translation adjustments (b)				235
Dividend equivalents paid			(8)
Issuance of shares under stock compensation plans and employee stock purchase plans and related tax benefits		(51)			237
Unrealized investment holding (losses) gains, net of reclassification adjustments (c)				(22)
Dividends declared - (per share amounts: $.80 in 2009 and 2008, $.76 in 2007)			(413)
Net changes under benefit plans, net of tax (d)				708
Cumulative charge from adoption of accounting for uncertain tax positions			(13)
Other changes						(6)
Total Comprehensive Income (Loss) (a+b+c+d+e)							3,410
Balance, end of period at Dec. 31, 2007	561	1,242	7,732	(351)	(1,362)	31	7,853
Net income (loss)			(73)			11	(62)
Change in accrued stock compensation costs		11
Foreign currency translation adjustments (b)				(770)
Dividend equivalents paid			(10)
Issuance of shares under stock compensation plans and employee stock purchase plans and related tax benefits		(8)			139
Unrealized investment holding (losses) gains, net of reclassification adjustments (c)				11
Dividends declared - (per share amounts: $.80 in 2009 and 2008, $.76 in 2007)			(412)
Net changes under benefit plans, net of tax (d)				(988)
Other changes						(4)
Total Comprehensive Income (Loss) (a+b+c+d+e)							(1,809)
Balance, end of period at Dec. 31, 2008	561	1,245	7,237	(2,098)	(1,223)	38	5,760
Net income (loss)			227			14	241
Change in accrued stock compensation costs		54
Foreign currency translation adjustments (b)				346
Dividend equivalents paid			(14)
Issuance of shares under stock compensation plans and employee stock purchase plans and related tax benefits		2			136
Unrealized investment holding (losses) gains, net of reclassification adjustments (c)				(2)
Dividends declared - (per share amounts: $.80 in 2009 and 2008, $.76 in 2007)			(417)
Net changes under benefit plans, net of tax (d)				(417)
Purchase of subsidiary shares from non-controlling interests		(38)				(8)
Other changes						(9)
Issuance of shares for acquisitions		(52)			281
Total Comprehensive Income (Loss) (a+b+c+d+e)							168
Balance, end of period at Dec. 31, 2009	$ 561	$ 1,211	$ 7,033	$ (2,171)	$ (806)	$ 35	$ 5,863

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Parenthetical) (Retained Earnings, USD $)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Dividends declared, per share	$ 0.8	$ 0.8	$ 0.76

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2009
Summary of Significant Accounting Policies

1.    Summary of Significant Accounting Policies

Nature of Operations:  Marsh & McLennan Companies, Inc. (“MMC”), a global professional services firm, is organized based on the different services that it offers. Under this organizational structure, MMC’s three business segments are Risk and Insurance Services, Consulting, and Risk Consulting & Technology. As discussed below, on August 3, 2010 MMC completed the sale of Kroll to Altegrity, Inc. (“Altegrity”).

As discussed in Note 5, MMC disposed of several businesses from 2007 through 2009, which are classified as discontinued operations in these financial statements.

The Risk and Insurance Services segment provides risk management and insurance broking, reinsurance broking and insurance program management services for businesses, public entities, insurance companies, associations, professional services organizations, and private clients. MMC conducts business in this segment primarily through Marsh and Guy Carpenter. In September 2009, Marsh acquired International Advisory Services, Ltd., the largest independent manager of captives and third-party insurance companies in Bermuda. Also, in December, Marsh acquired the NIA Group, LLC, one of the largest independent insurance agencies in the Northeast and the 34th largest agency in the U.S. In April 2009, Guy Carpenter completed the acquisition of John B. Collins Associates, Inc., previously the fifth-largest reinsurance intermediary in the U.S. and seventh-largest in the world. Also, in October 2009, Guy Carpenter completed the acquisition of London-based specialty reinsurance broker Rattner Mackenzie Limited from HCC Insurance Holdings, Inc.

The Consulting segment provides advice and services to the managements of organizations in the areas of human resource consulting, comprising retirement and investments, health and benefits, outsourcing and talent; and strategy and risk management consulting, comprising management, economic and brand consulting. MMC conducts business in this segment through Mercer and the Oliver Wyman Group.

The Risk Consulting & Technology segment provides various risk consulting and related risk mitigation services to corporate, government, institutional and individual clients including consulting services and security services; and technology-enabled services. MMC conducts business in this segment through Kroll. In the first quarter of 2010, Kroll completed the sale of Kroll Laboratory Specialists (“KLS”). On August 3, 2010, MMC completed the sale of Kroll to Altegrity for cash consideration of  $1.13 billion. MMC will record the disposal of Kroll in the third quarter of 2010. The account balances and activities of Kroll and KLS have been segregated and reported as discontinued operations in the accompanying consolidated financial statements. During the second quarter of 2009, Kroll sold Kroll Government Services (“KGS”), which has been classified as a discontinued operation. In the fourth quarter of 2008, the principal operations within the Corporate Advisory and Restructuring business (“CARG”) were divested. Additionally, two small residual corporate advisory and restructuring businesses were exited in the first quarter of 2009. Based on the terms and conditions of the divestures, MMC determined it has “continuing involvement” in the divested businesses, as that term is used in SEC Staff Accounting Bulletin Topic 5e. Therefore, classification of the corporate advisory and restructuring businesses as discontinued operations is not appropriate and their financial results in the current and prior periods are included in operating income.

With the sale of Kroll in August 2010, along with previous divestiture transactions between 2008 and 2010, MMC has now divested its entire Risk Consulting and Technology segment. The runoff of MMC’s involvement in the CARG businesses is now managed by MMC corporate departments, and consequently, the financial results of these businesses are now included in “Corporate” for segment reporting purposes.

On August 3, 2007, Great-West Lifeco Inc. completed the purchase of Putnam Investments Trust for  $3.9 billion in cash. The purchase included Putnam’s interest in the T.H. Lee private equity business. Items related to Putnam that impacted discontinued operations in 2009 and 2008 are described in Note 5 to these consolidated financial statements. The pre-tax gain on the transaction and Putnam’s results through August 2, 2007 are included in discontinued operations in the accompanying consolidated statements of income in 2007.

Principles of Consolidation:  The accompanying consolidated financial statements include all wholly-owned and majority-owned subsidiaries. All significant intercompany transactions and balances have been eliminated.

Fiduciary Assets and Liabilities:  In its capacity as an insurance broker or agent, MMC collects premiums from insureds and, after deducting its commissions, remits the premiums to the respective insurance underwriters. MMC also collects claims or refunds from underwriters on behalf of insureds.

Unremitted insurance premiums and claims are held by MMC in a fiduciary capacity. MMC also collects claims or refunds from underwriters on behalf of insureds. Risk and Insurance Services revenue includes interest on fiduciary funds of  $54 million in 2009,  $139 million in 2008, and  $177 million in 2007. The Consulting segment recorded fiduciary interest income of  $4 million in 2009,  $10 million in 2008, and  $16 million in 2007. Since fiduciary assets are not available for corporate use, they are shown in the balance sheet as an offset to fiduciary liabilities.

Fiduciary assets include approximately  $577 million and  $887 million of fixed income securities classified as available for sale at December 31, 2009 and 2008, respectively. Unrealized gains or losses from available for sale securities are recorded in other comprehensive income until the securities are disposed of, or mature. Unrealized gains, net of tax, at December 31, 2009 on these securities were  $12 million and  $17 million at December 31, 2009 and 2008, respectively.

Net uncollected premiums and claims and the related payables were  $9.9 billion and  $8.6 billion at December 31, 2009 and 2008, respectively. MMC is not a principal to the contracts under which the right to receive premiums or the right to receive reimbursement of insured losses arises. Net uncollected premiums and claims and the related payables are, therefore, not assets and liabilities of MMC and are not included in the accompanying consolidated balance sheets.

In certain instances, MMC advances premiums, refunds or claims to insurance underwriters or insureds prior to collection. These advances are made from corporate funds and are reflected in the accompanying consolidated balance sheets as receivables.

Revenue: Risk and Insurance Services revenue includes insurance commissions, fees for services rendered and interest income on certain fiduciary funds. Insurance commissions and fees for risk transfer services generally are recorded as of the effective date of the applicable policies or, in certain cases (primarily in MMC’s reinsurance operations), as of the effective date or billing date, whichever is later. Commissions are net of policy cancellation reserves, which are estimated based on historic and current data on cancellations. Fees for non-risk transfer services provided to clients are recognized over the period in which the services are provided, using a proportional performance model. Fees resulting from achievement of certain performance thresholds are recorded when such levels are attained and such fees are not subject to forfeiture.

As part of the sale of MMC Capital’s private equity management business in 2005, MMC retained the right to receive certain performance fees related to the Trident II and Trident III private equity partnerships. MMC has deferred the recognition of such performance fee revenue of  $78 million at December 31, 2009. This revenue is based on the investment performance over the life of each private equity fund, and future declines in fund performance from current levels may result in the forfeiture of such revenue. MMC recognizes performance fee revenue when such fees are no longer subject to forfeiture, which for the  $78 million noted above, may take a number of years to resolve.

Consulting revenue includes fees paid by clients for advice and services and commissions from insurance companies for the placement of individual and group contracts. Fee revenue for engagements where remuneration is based on time plus out-of-pocket expenses is recognized based on the amount of time consulting professionals expend on the engagement. For fixed fee engagements, revenue is recognized using a proportional performance model. Revenue from insurance commissions not subject to a fee arrangement is recorded over the effective period of the applicable policies. Revenues for asset based fees are recognized on an accrual basis by applying the daily/monthly rate as contractually agreed with the client to the net asset value. On a limited number of engagements, performance fees may also be earned for achieving certain pre-determined performance criteria. Such fees are recognized when the performance criteria have been achieved and agreed to by the client. Expenses incurred by professional staff in the generation of revenue are billed to the client and included in revenue.

Risk Consulting & Technology compensation consists of fees paid by clients. Such fees are typically charged on an hourly, project, or fixed fee basis, and sometimes on a per service or per unit basis. Revenue is recognized as the services are performed pursuant to the applicable contractual arrangements. Revenue related to time and materials arrangements is recognized in the period in which the services are performed. Revenue from hourly or daily rate engagements is recognized as hours are expended at the agreed-upon billing amounts. Revenue related to fixed price arrangements is recognized based upon a proportional performance model. Revenue provided from credit services is recognized when the information is delivered to the customer, either electronically or by other means. The impact of any revisions in estimated total revenue and direct contract costs is recognized in the period in which they become known. Expenses incurred by professional staff in the generation of revenue are billed to the client and included in revenue. Kroll records either billed or unbilled accounts receivable based on case-by-case invoicing determinations. Revenue from sales of software is recognized when the product is shipped, with the exception of royalty-based products, for which revenue is recognized as applicable royalty reports are received. Revenue from software sales is recorded net of estimated customer returns and allowances. Contingent fees are recognized as earned and upon satisfaction of all conditions to their payment. Such revenues have been reflected in discontinued operations.

Cash and Cash Equivalents:  Cash and cash equivalents primarily consist of certificates of deposit and time deposits, with original maturities of three months or less, and money market funds.

Fixed Assets:  Fixed assets are stated at cost less accumulated depreciation and amortization. Expenditures for improvements are capitalized. Upon sale or retirement, the cost and related accumulated depreciation and amortization are removed from the accounts and any gain or loss is reflected in income. Expenditures for maintenance and repairs are charged to operations as incurred.

Depreciation of buildings, building improvements, furniture, and equipment is provided on a straight-line basis over the estimated useful lives of these assets. Leasehold improvements are amortized on a straight-line basis over the periods covered by the applicable leases or the estimated useful life of the improvement, whichever is less. MMC periodically reviews long-lived assets for impairment whenever events or changes indicate that the carrying value of assets may not be recoverable.

The components of fixed assets are as follows:

December 31, (In millions of dollars)	2009	2008
Furniture and equipment	$1,049	$998
Land and buildings	410	392
Leasehold and building improvements	723	683
	2,182	2,073
Less — accumulated depreciation and amortization	(1,332)	(1,200)
	$850	$873

Investment Securities:  MMC holds investments in both public and private companies, as well as certain private equity funds. Publicly traded investments are classified as available for sale and carried at market value. Non-publicly traded investments are carried at cost. Changes in the fair value of available for sale securities are recorded in stockholders’ equity, net of applicable taxes, until realized. Securities classified as available for sale or carried at cost are considered long-term investments and are included in Other assets in the consolidated balance sheets.

Certain investments, primarily investments in private equity funds, are accounted for using the equity method using a consistently applied three-month lag period adjusted for any significant changes from the lag period to the reporting date of MMC. The underlying private equity funds follow investment company accounting, where securities within the fund are carried at net asset value. MMC records its proportionate share of the change in fair value of the funds in earnings which amounted to losses of  $6 million and  $11 million in 2009 and 2008, respectively, and a gain of  $140 million in 2007. Securities recorded using the equity method are included in Other assets in the consolidated balance sheets.

Gains, net of incentive compensation, or losses recognized in earnings from the investment securities described above are included in investment income (loss) in the consolidated statements of income. Costs related to management of MMC’s investments, including incentive compensation partially derived from investment income and (loss), are recorded in operating expenses.

Goodwill and Other Intangible Assets:  Goodwill represents acquisition costs in excess of the fair value of net assets acquired. Goodwill is reviewed at least annually for impairment. MMC performs an annual impairment test for each of its reporting units during the third quarter of each year. Fair values of the reporting units are estimated using a market approach or a discounted cash flow model. Carrying values for the reporting units are based on balances at the prior quarter end and include directly identified assets and liabilities as well as an allocation of those assets and liabilities not recorded at the reporting unit level. Other intangible assets that are not deemed to have an indefinite life are amortized over their estimated lives and reviewed for impairment upon the occurrence of certain triggering events in accordance with applicable accounting literature. MMC had no indefinite lived identified intangible assets at December 31, 2009 or 2008.

Capitalized Software Costs:  MMC capitalizes certain costs to develop, purchase or modify software for the internal use of MMC. These costs are amortized on a straight-line basis over periods ranging from three to ten years. Costs incurred during the preliminary project stage and post implementation stage are expensed as incurred. Costs incurred during the application development stage are capitalized. Costs related to updates and enhancements are only capitalized if they will result in additional functionality. Capitalized computer software costs of  $214 million and  $207 million, net of accumulated amortization of  $505 million and  $419 million at December 31, 2009 and 2008, respectively, are included in Other assets in the consolidated balance sheets.

Legal and Other Loss Contingencies:  MMC and its subsidiaries are subject to a significant number of claims, lawsuits and proceedings. MMC records liabilities for contingencies including legal costs when it is probable that a liability has been incurred before the balance sheet date and the amount can be reasonably estimated. To the extent such losses can be recovered under MMC’s insurance programs, estimated recoveries are recorded when losses for insured events are recognized and the recoveries are probable of realization. Significant management judgment is required to estimate the amounts of such contingent liabilities and the related insurance recoveries. MMC analyzes its litigation exposure based on available information, including consultation with outside counsel handling the defense of these matters, to assess its potential liability. Contingent liabilities are not discounted.

Income Taxes:  MMC’s tax rate reflects its income, statutory tax rates and tax planning in the various jurisdictions in which it operates. Significant judgment is required in determining the annual tax rate and in evaluating uncertain tax positions and the Company’s ability to realize deferred tax assets.

MMC reports a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. The evaluation of a tax position is a two-step process. The first step involves recognition. We determine whether it is more likely than not that a tax position will be sustained upon tax examination, including resolution of any related appeals or litigation, based on only the technical merits of the position. The technical merits of a tax position derive from both statutory and judicial authority (legislation and statutes, legislative intent, regulations, rulings, and case law) and their applicability to the facts and circumstances of the tax position. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority.

Uncertain tax positions are evaluated based upon the facts and circumstances that exist at each reporting period. Subsequent changes in judgment based upon new information may lead to changes in recognition, derecognition, and measurement. Adjustments may result, for example, upon resolution of an issue with the taxing authorities, or expiration of a statute of limitations barring an assessment for an issue. MMC recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense.

Tax law requires items be included in MMC’s tax returns at different times than the items are reflected in the financial statements. As a result, the annual tax expense reflected in the consolidated statements of income is different than that reported in the tax returns. Some of these differences are permanent, such as expenses that are not deductible in the returns, and some differences are temporary and reverse over time, such as depreciation expense. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in tax returns in future years for which benefit has already been recorded in the financial statements. Valuation allowances are established for deferred tax assets when it is estimated that future taxable income will be insufficient to use a deduction or credit in that jurisdiction. Deferred tax liabilities generally represent tax expense recognized in the financial statements for which payment has been deferred, or expense for which a deduction has been taken already in the tax return but the expense has not yet been recognized in the financial statements.

Derivative Instruments:  All derivatives, whether designated in hedging relationships or not, are recorded on the balance sheet at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of changes in the fair value of the derivative are recorded in other comprehensive income and are recognized in the income statement when the hedged item affects earnings. Changes in the fair value attributable to the ineffective portion of cash flow hedges are recognized in earnings.

Concentrations of Credit Risk:  Financial instruments which potentially subject MMC to concentrations of credit risk consist primarily of cash and cash equivalents, commissions and fees receivable and insurance recoverables. MMC maintains a policy providing for the diversification of cash and cash equivalent investments and places its investments in a large number of high quality financial institutions to limit the amount of credit risk exposure. Concentrations of credit risk with respect to receivables are generally limited due to the large number of clients and markets in which MMC does business, as well as the dispersion across many geographic areas.

Per Share Data:  Effective January 1, 2009, MMC adopted the guidance for the calculation of earnings per share (“EPS”) for share-based payment awards with rights to dividends or dividend equivalents. The guidance indicates that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and should be included in the computation of basic and dilutive EPS using the two-class method. The adoption of this new guidance did not have an impact on the fiscal year 2008 for EPS from continuing operations, discontinued operations and net income because the treasury stock method was more dilutive. The impact of the adoption was a decrease in EPS of  $.01,  $.07, and  $.08 for the fiscal year 2007, for earnings from continuing operations, discontinued operations, and net income, respectively.

Basic net income per share attributable to MMC and income from continuing operations per share are calculated by dividing the respective after-tax income attributable to common shares by the weighted average number of outstanding shares of MMC’s common stock.

Diluted net income attributable to MMC per share and income from continuing operations per share are calculated by dividing the respective after-tax income attributable to common shares by the weighted average number of outstanding shares of MMC’s common stock, which have been adjusted for the dilutive effect of potentially issuable common shares (excluding those that are considered participating securities). The diluted earnings per share calculation reflects the more dilutive effect of either (a) the two-class method that assumes that the participating securities have not been exercised or (b) the treasury stock method. Reconciliation of the applicable income components used for diluted earnings per share and basic weighted average common shares outstanding to diluted weighted average common shares outstanding is presented below. The following information represents the Company’s current presentation:

Basic EPS Calculation Continuing Operations
(In millions)	2009	2008	2007
Income from continuing operations	$531	$381	$502
Less: Non-controlling interests	14	11	14
Income from continuing operations attributable to MMC	517	370	488
Less: Portion attributable to participating securities	12	9	11
Income attributable to common shares	$505	$361	$477
Basic weighted average common shares outstanding	522	514	539

Basic EPS Calculation Net Income
(In millions)	2009	2008	2007
Net income (loss) attributable to MMC	$227	$(73)	$2,475
Less: Portion attributable to participating securities	4	(6)	57
Net income (loss) attributable to common shares	$223	$(67)	$2,418
Basic weighted average common shares outstanding	522	514	539

Diluted EPS Calculation Continuing Operations
(In millions, except per share figures)	2009	2008	2007
Income from continuing operations	$531	$381	$502
Less: Non-controlling interests	14	11	14
Income from continuing operations attributable to MMC	517	370	488
Less: Portion attributable to participating securities	12	9	11
Income attributable to common shares	$505	$361	$477
Basic weighted average common shares outstanding	522	514	539
Dilutive effect of potentially issuable common shares	2	1	3
Diluted weighted average common shares outstanding	524	515	542
Average stock price used to calculate common stock equivalents	$21.44	$27.24	$28.59

Diluted EPS Calculation Net Income
(In millions, except per share figures)	2009	2008	2007
Net income (loss) attributable to MMC	$227	$(73)	$2,475
Less: Portion attributable to participating securities (1)	4	—	57
Net income (loss) attributable to common shares	$223	$(73)	$2,418
Basic weighted average common shares outstanding	522	514	539
Dilutive effect of potentially issuable common shares	2	—	3
Diluted weighted average common shares outstanding	524	514	542
Average stock price used to calculate common stock equivalents	$21.44	$27.24	$28.59

(1)	For the twelve months ended December 31, 2008, earnings per share was more dilutive under the treasury stock method. Therefore, no amounts are allocated to participating securities for that period.

There were 46.4 million, 50.7 million and 58.8 million stock options outstanding as of December 31, 2009, 2008 and 2007, respectively. The calculation above includes approximately 3 million common stock equivalents related to stock options for the year ended December 31, 2007. There were 1 million common stock equivalents in 2008 that would have increased diluted weighted average common shares outstanding; however, they have not been included in the calculation since the Company reported a net loss.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results may vary from those estimates.

New Accounting Pronouncements:  Effective January 1, 2009, the Company adopted the new guidance issued by the FASB for Business Combinations. The guidance requires entities in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose all information needed by investors and other users to evaluate and understand the nature and financial effect of the business combination. MMC made several acquisitions in 2009 that were accounted for under the new Business Combination guidance, which are discussed in more detail in Note 4.

Effective January 1, 2009, the Company adopted the new guidance issued by the FASB for Consolidation – Non-controlling Interests, which did not have a material impact on our financial condition, results of operations or cash flows. However, it did impact the presentation and disclosure of non-controlling (minority) interests in our consolidated financial statements. As a result of the retrospective presentation and disclosure requirements, the Company is required to reflect the change in presentation and disclosure for all periods presented. The effects of this change are reflected herein.

The principal effect on the prior year balance sheets related to the adoption of the new guidance related to Non-controlling Interests is summarized as follows:

	December 31,
(In millions of dollars)	2008	2007
Balance Sheets
Equity, as previously reported	$5,722	$7,822
Increase for reclassification of non-controlling interests	38	31
Equity, as adjusted	$5,760	$7,853

The new guidance also requires adjustment of net income to include the net income attributable to the non-controlling interests and a new separate caption for net income attributable to MMC to be presented in the consolidated statement of earnings. The adoption of this new guidance increased net income by  $11 million and  $14 million for the fiscal years 2008 and 2007, respectively. Net income attributable to MMC equals net income as previously reported prior to adoption.

In February 2008, the FASB issued guidance related to Fair Value Measurements, which delayed until the second quarter of 2009, fair value measurement for non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company has applied the provisions of this new guidance to its financial statement disclosures beginning in the second quarter of 2009.

On April 1, 2009, the FASB issued guidance for “Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies” to address application issues raised by preparers, auditors and attorneys. The guidance requires recognition of contingent assets or liabilities (arising from a business combination contingency) at fair value, at the acquisition date if the acquisition-date fair value of the asset or liability can be determined during the measurement period; or if the following criteria are met:

(a)	Information available before the end of the measurement period indicates that it is probable that an asset existed or that a liability had been incurred at the acquisition date and

(b)	The amount of the asset or liability can be reasonably estimated.

Otherwise, the acquirer should not recognize an asset or liability as of the acquisition date. The guidance is effective for business combinations occurring on or after January 1, 2009. This new guidance did not have a material impact on MMC’s financial condition or reported results.

In the second quarter of 2009, MMC adopted the guidance issued by the FASB for interim disclosures about Fair Value of Financial Instruments. The guidance requires disclosures about the fair values of financial instruments in interim period reports of publicly traded companies as well as in annual financial statements. The guidance was designed to provide more timely disclosure about current financial instrument valuations and is effective for interim periods ending after June 15, 2009. The adoption of this guidance did not have a material impact on MMC’s financial condition or reported results.

In the second quarter of 2009, MMC adopted the guidance issued by the FASB for Recognition and Presentation of Other-Than-Temporary Impairments. It amends GAAP guidance including SEC SAB Topic 5M and other authoritative literature that allow the holders of debt securities not to recognize other-than-temporary impairments based on their intent and ability to hold a security until recovery in fair value to its amortized cost. The other-than-temporary impairment model applies only to debt securities and not equity securities. The new requirements are (a) whether an entity has the intent to sell the debt security or (b) whether an entity will more likely than not be required to sell the debt security before its anticipated recovery. The guidance requires recognition of a credit loss (the difference between the present value of cash flows expected to be collected and the amortized cost basis) through earnings. The guidance is effective for interim and annual periods ending after June 15, 2009. The adoption of this guidance did not have a material impact on MMC’s financial condition or reported results.

Effective January 1, 2009, MMC adopted the guidance for calculating EPS using the two-class method with retroactive application to prior periods. The impact of adopting the guidance is discussed in Note 1 to the consolidated financial statements.

In December 2008 the FASB issued guidance for Employers’ Disclosures About Pension and Other Post Retirement Benefit Plan Assets. The guidance requires fair value plan asset disclosures for an employer’s assets in defined benefit pension and postretirement plans similar to the guidance on Fair Value Measurements as well as (a) how investment allocation decisions are made, (b) the major categories of plan assets, and (c) significant concentrations of risk within plan assets. The guidance is effective for fiscal years ending after December 15, 2009. The Company has applied the provision of this new guidance to its financial statement disclosures beginning December 31, 2009.

In December 2009, the FASB issued new guidance related to the Consolidation of Variable Interest Entities (“VIE”). The new guidance focuses on ‘controlling financial interests’ and requires companies to perform qualitative analysis to determine whether they must consolidate a VIE by assessing whether the variable interests give them controlling financial interests in the VIE. This guidance is effective for transfers occurring on or after November 15, 2009. Provisions must be applied in annual reporting periods beginning after November 15, 2009 and interim periods within that annual period. MMC is assessing the impact the adoption of this new guidance will have on the Company’s financial statements.

In January 2010, the FASB issued new guidance that adds additional disclosures about transfers into and out of Levels 1 and 2 items and separate disclosures about purchases, sales, issuances, and settlements related to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Further, the new guidance amends the requirements on employer’s disclosures about postretirement benefit plan assets to require disclosures be provided by classes of assets instead of by major categories of assets. This guidance is effective for the first reporting period beginning after December 31, 2009, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010. MMC does not expect this new guidance to have a material impact on its consolidated financial statements.

In October 2009, the FASB amended its guidance on revenue recognition regarding multiple-deliverable revenue arrangements. The guidance is effective prospectively for arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The Company is evaluating the impact of adopting this new guidance.

Supplemental Disclosures	12 Months Ended
Dec. 31, 2009
Supplemental Disclosures

2.    Supplemental Disclosures

The following schedule provides additional information concerning acquisitions, interest and income taxes paid:

For the Years Ended December 31, (In millions of dollars)	2009	2008	2007
Purchase acquisitions:
Assets acquired, excluding cash	$420	$249	$173
Liabilities assumed	(24)	(78)	—
Shares issued (10.7 million shares)	(229)	—	—
Issuance of debt and other obligations	(100)	(45)	(11)
Deferred purchase consideration	6	—	44
Net cash outflow for acquisitions	$73	$126	$206
Interest paid	$230	$216	$290
Income taxes paid	$219	$200	$1,192

MMC had non-cash issuances of common stock under its share-based payment plan of  $123 million,  $103 million and  $82 million at December 31, 2009, 2008 and 2007, respectively.

The consolidated cash flow statements include the cash flow impact of discontinued operations in each cash flow category. The cash flow impact of discontinued operations from the operating, financing and investing cash flow categories is as follows:

For the Years Ended December 31, (In millions of dollars)	2009	2008	2007
Net cash provided by operations	$50	$69	$79
Net cash used for financing activities	$—	$—	$(8)
Net cash used for investing activities	$(42)	$(47)	$(34)
Effect of exchange rate changes on cash and cash equivalents	$5	$(8)	$1

The information above excludes the cash flow impacts of actual acquisitions of businesses and disposal transactions related to discontinued operations because MMC believes these transactions to be cash flows attributable to the parent company, arising from its decision to acquire a business or dispose of the discontinued operation. Cash provided by investing activities include  $75 million primarily from the disposal of Kroll Government Services (“KGS”) in 2009,  $56 million from the disposal of Mediservice and Kroll Crucible in 2008, and  $3.4 billion from the disposal of Putnam in 2007. Cash used for investing activities includes  $133 million for the acquisition of TrialGraphix, LLC by Kroll in 2007.

In the first quarter of 2009, MMC changed the presentation in its statement of cash flows for the issuance of certain equity shares related to employee stock compensation plans. Previously, such issuances were shown in the statements of cash flows as a reduction of cash from operating activities and a source of cash from financing activities. MMC determined that these issuances should be presented as non-cash items and that the presentation in the prior periods was not correct. The presentation in the accompanying statements of cash flows has been corrected to conform with the 2009 presentation, resulting in an increase in cash provided from operations (or decrease in cash used for operations in periods where there is a net cash use) and an increase in cash used for financing activities as follows: year ended December 31, 2008— $103 million; and year ended December 31, 2007— $82 million.

An analysis of the allowance for doubtful accounts is as follows:

For the Years Ended December 31, (In millions of dollars)	2009	2008	2007
Balance at beginning of year	$93	$109	$147
Provision charged to operations	23	9	(1)
Accounts written-off, net of recoveries	(14)	(12)	(17)
Effect of exchange rate changes and other	5	(13)	(20)
Balance at end of year	$107	$93	$109

Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2009
Other Comprehensive Income (Loss)

3.    Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

For the Years Ended December 31, (In millions of dollars)	2009	2008	2007
Foreign currency translation adjustments	$346	$(770)	$235
Unrealized investment holding (losses) gains, net of income taxes	(1)	12	4
Less: Reclassification adjustment for realized gains included in net income, net of income tax liability of $1, $1 and $8 in 2009, 2008 and 2007, respectively	(1)	(1)	(26)
(Losses) gains related to pension/retiree plans	(417)	(988)	708
Other comprehensive (loss) income	(73)	(1,747)	921
Net income (loss)	241	(62)	2,489
Comprehensive income (loss)	$168	$(1,809)	$3,410
Less: Comprehensive income attributable to non-controlling interests	(14)	(11)	(14)
Comprehensive income (loss) attributable to MMC	$154	$(1,820)	$3,396

The components of accumulated other comprehensive income (loss) are as follows:

December 31, (In millions of dollars)	2009	2008
Foreign currency translation adjustments	$89	$(257)
Net unrealized investment gains	23	25
Net charges related to pension / retiree plans	(2,283)	(1,866)
	$(2,171)	$(2,098)

Acquisitions	12 Months Ended
Dec. 31, 2009
Acquisitions

4.    Acquisitions

During 2009, the Company made six acquisitions in its Risk and Insurance Services segment.

In April 2009, Guy Carpenter completed the acquisition of John B. Collins Associates, Inc., previously the fifth-largest reinsurance intermediary in the U.S. and seventh-largest in the world. The acquisition of Collins further strengthens Guy Carpenter’s capabilities in medical professional liability, agriculture, Florida property, Program and regional specialty lines of business.

In July 2009, Marsh acquired RJ Neville and Associates, a boutique insurance and risk management firm based in Brisbane. The acquisition, which is part of a broader growth strategy, will build the firm’s book of business in the Brisbane area.

In September 2009, Marsh completed the acquisition of International Advisory Services Ltd. (IAS), the largest independent manager of captive and third-party insurance companies in Bermuda. The acquisition strengthens Marsh’s position as a global leader in managing captive insurance companies and its rank as Bermuda’s largest captive management organization.

In October 2009, Guy Carpenter acquired Rattner Mackenzie Limited, a reinsurance broker based in London. The move has been made in line with Guy Carpenter’s strategic growth approach whereby organic expansion is augmented by acquisitions.

In November 2009, Marsh acquired Insurance Alliance, one of the largest independent insurance agencies in Texas. In December 2009, Marsh acquired The NIA Group, LLC, one of the largest independent insurance agencies in the Northeast and the 34th largest agency in the U.S. These transactions mark the beginning of planned strategic acquisitions as Marsh & McLennan Agency builds a national business to serve the needs of small to mid-sized companies across the United States.

Total purchase consideration for the aforementioned acquisitions was  $414 million which consisted of cash paid of  $85 million, the issuance of 10.7 million shares amounting to  $229 million and future payouts of  $100 million. The preliminary allocation of purchase consideration noted above and contingent purchase consideration paid for prior acquisitions resulted in acquired goodwill and other intangible assets, amounting to  $250 million and  $137 million, respectively. Estimated fair values of assets acquired and liabilities assumed are subject to adjustment when purchase accounting is finalized.

In the first quarter of 2009, MMC acquired the remaining minority interest of a previously majority owned entity for total purchase consideration of  $47 million. MMC accounted for this acquisition under the new guidance for consolidations and non-controlling interests. This guidance requires that changes in a parent’s ownership interest while retaining financial controlling interest in a subsidiary be accounted for as an equity transaction. Stepping up the acquired assets to fair value or the recording of goodwill is not permitted. Therefore, MMC recorded a decrease to additional paid-in capital in 2009 of  $38 million related to this transaction.

Pending Acquisition

In December 2009, Marsh announced it had reached agreement to acquire HSBC Insurance Brokers Ltd. The transaction, which is subject to all relevant regulatory approvals, is expected to close in the second quarter of 2010. This transaction will deepen Marsh’s presence in the U.K., Hong Kong, Singapore, China and the Middle East. As part of that agreement, Marsh also entered into a strategic partnership with HSBC Bank, that gives MMC preferred access to provide insurance broking and risk management services to HSBC and their corporate and private clients.

Discontinued Operations	12 Months Ended
Dec. 31, 2009
Discontinued Operations

5.    Discontinued Operations

On August 3, 2010, MMC completed the sale of Kroll to Altegrity for cash proceeds of  $1.13 billion. The account balances and activities of Kroll have been segregated and reported as discontinued operations in the accompanying consolidated financial statements.

In the first quarter of 2010, Kroll completed the sale of KLS. The operating results of KLS have been reclassified into discontinued operations.

In the second quarter of 2009, Kroll sold KGS. The after-tax loss on the disposal of KGS and its results of operations for 2009, 2008 and 2007 are included in discontinued operations.

In 2008, discontinued operations also includes Putnam, Mediservice and Kroll Crucible which are discussed in more detail below.

With regard to Putnam, discontinued operations in 2008 includes (1) the impact of immaterial corrections and other adjustments to the fourth quarter of 2007 tax provision related to the transaction, (2) adjustments to the tax provision to reflect differences between tax returns filed in 2008 and the initial estimated provisions, and (3) interest on liabilities for certain tax-related indemnities provided as part of the transaction. In the first quarter of 2008, Marsh completed the sale of Mediservice, a claims administration operation in Brazil. The gain on this disposal, net of tax, is included in discontinued operations in 2008. In the third quarter of 2008, Kroll completed the sale of Kroll Crucible (“Crucible”), a division of its government services operation. The loss on this disposal, net of tax, is included in discontinued operations in 2008.

In 2007, discontinued operations include the gain on the sale of Putnam as well as Putnam’s operating income through August 2, 2007.

As part of the disposal of Putnam, MMC provided indemnities to GWL with respect to certain Putnam-related litigation and regulatory matters described in Note 16, and certain indemnities related to contingent tax liabilities (the “indemnified matters”). MMC estimated the “fair value” of the indemnities based on a (i) probability weighted assessment of possible outcomes; or (ii) in circumstances where the probability or amounts of potential outcomes could not be determined, an analysis of similar but not identical circumstances prepared by an MMC-affiliated professional economic valuation firm. The amounts recognized are the greater of the estimated fair value of the indemnity or the amount required to be recorded per the guidelines for accounting for contingencies or the accounting for income taxes (for tax-related matters). The remaining liability related to these indemnities was approximately  $192 million at December 31, 2009. This liability considers the potential settlement amount as well as related defense costs. The matters for which indemnities have been provided are inherently uncertain as to their eventual outcome. The process of estimating “fair value” entails necessarily uncertain assumptions about such future outcomes. Consequently, the ultimate resolution of the matters for which indemnities have been provided may well vary significantly from the calculated liabilities.

The indemnities described above do not have a stated expiration date. MMC is released from risk under the indemnity as the indemnified matters are settled or otherwise resolved. Since MMC is not released from risk under the indemnities simply based on the passage of time, future costs of settlements and/or legal fees related to the indemnified matters will be charged against the liability so long as they are consistent with the estimated exposure contemplated for such matters when the liability was established. MMC assesses the status of the indemnified matters each reporting period to determine whether to cease reduction of the liability, and/or whether additional accruals are appropriate for non-tax related matters or for tax related matters. Any future charges or credits resulting from the settlement or resolution of the indemnified matters, or any adjustments to the liabilities related to such matters will be recorded in discontinued operations.

Kroll, KLS, KGS and Kroll Crucible were part of MMC’s Risk Consulting & Technology segment. MMC has now divested its entire Risk Consulting and Technology segment. Putnam represented the entire investment management segment.

Summarized Statements of Income data for discontinued operations are as follows:

For the Years Ended December 31, (In millions of dollars)	2009	2008	2007
Revenue	$699	$866	$1,613
(Loss) income before taxes (a)	$(259)	$(415)	$248
Income taxes	24	24	109
(Loss) income from discontinued operations	(283)	(439)	139

Gain on disposal of discontinued operations	8	29	2,965
Income taxes	15	33	1,117
(Loss) gain on disposal of discontinued operations	(7)	(4)	1,848
Discontinued operations, net of tax	$(290)	$(443)	$1,987

(a)	Includes goodwill impairment charges of $315 million and $504 million in 2009 and 2008, respectively.

The assets and liabilities of Kroll and KLS are classified as current assets, non-current assets and current liabilities of discontinued operations in the Consolidated Balance Sheets at December 31, 2009 and 2008. The assets of Kroll primarily consist of goodwill, other identified intangible assets, commissions and fees receivable and fixed assets.

Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2009
Goodwill and Other Intangibles

6.    Goodwill and Other Intangibles

MMC is required to assess goodwill and any indefinite-lived intangible assets for impairment annually, or more frequently if circumstances indicate impairment may have occurred. MMC performs the annual impairment test for each of its reporting units during the third quarter of each year. Fair values of the reporting units are estimated using a market approach or a discounted cash flow model. This fair value determination was categorized as level 3 in the fair value hierarchy. Carrying values for the reporting units are based on balances at the prior quarter end and include directly identified assets and liabilities as well as an allocation of those assets and liabilities not recorded at the reporting unit level. MMC completed its 2009 annual review in the third quarter of 2009 and concluded goodwill was not impaired.

As previously reported, in the second quarter of 2009, Kroll completed the sale of KGS, its U.S. government security clearance screening business. As a result of the sale, MMC allocated goodwill between KGS (the portion of the reporting unit sold) and Kroll (the portion of the reporting unit retained), based on the relative fair value of the two units. In addition, as required under GAAP, MMC evaluated the portion of the reporting unit retained for potential impairment. Fair value was estimated using a market approach, based on management’s latest projections and outlook for the businesses in the current environment. This fair value determination was categorized as level 3 in the fair value hierarchy. On the basis of the step one impairment test, MMC concluded that goodwill in the reporting unit was impaired. Due to the timing of the trigger event and subsequent completion of the step one test, MMC was unable to fully complete the required step two portion of the impairment assessment prior to the issuance of its second quarter 2009 financial statements. A step two impairment test is required to be completed after an impairment is indicated in a step one test and requires a complete re-valuation of all assets and liabilities of the reporting units in the same manner as a business combination. Based on a preliminary estimate of the step two assessment, MMC recorded a non-cash charge of  $315 million in the second quarter of 2009 which represented management’s best estimate of the goodwill impairment at June 30, 2009. MMC finalized the second step of the goodwill assessment during the third quarter of 2009 and determined that no adjustment to the charge was required. The charge of  $315 million is included in discontinued operations, which also includes the operating results of Kroll.

In March 2008, MMC announced a management reorganization within the Risk Consulting & Technology segment, whereby two separate units were formed, each reporting directly to MMC’s Chief Executive Officer. These units are: (i) Kroll, which includes litigation support and data recovery, background screening, and risk mitigation and response; and (ii) Corporate Advisory and Restructuring. As a result of the management reorganization, MMC conducted an interim goodwill assessment for the new reporting units within the Risk Consulting & Technology segment in the first quarter of 2008. Fair value was estimated using a market approach, based on management’s latest projections and outlook for the businesses in the current environment at that time. In particular, events impacting the mortgage markets negatively impacted Kroll Factual Data, and the environment for Corporate Advisory and Restructuring was difficult. On the basis of the step one impairment test, MMC concluded that goodwill in the segment was impaired, and recorded a charge of  $425 million in the first quarter of 2008 to reflect the estimated amount of the impairment. Due to the timing of the trigger event and subsequent completion of the step one test, MMC was unable to complete the required step two portion of the impairment assessment prior to the issuance of its first quarter 2008 financial statements. MMC recorded an additional impairment charge of  $115 million in the second quarter of 2008. MMC included  $504 million of the goodwill impairment charge recorded in 2008 in discontinued operations.

Other intangible assets that are not deemed to have an indefinite life are amortized over their estimated lives and reviewed for impairment upon the occurrence of certain triggering events in accordance with applicable accounting literature.

Changes in the carrying amount of goodwill are as follows:

(In millions of dollars)	2009		2008
Goodwill recorded	$6,205		$7,388
Accumulated impairment losses	(540)		—
Balance as of January 1,	5,665		7,388
Goodwill acquired	250		122
Goodwill impairment	(315)		(540)
Disposals and reclassification to discontinued operations	315		(1,228)
Other adjustments (a)	75		(77)
Balance as of December 31, 2009
Goodwill recorded	$5,990	(b)	$6,205
Accumulated impairment losses	—	(b)	(540)
Balance at December 31, 2009	$5,990		$5,665

(a)	Primarily foreign exchange and purchase accounting adjustments.
(b)	Reflects the elimination of goodwill and accumulated impairment charges of $855 million related to businesses disposed of or transferred to discontinued operations.

Goodwill allocable to MMC’s reportable segments is as follows: Risk and Insurance Services  $4.0 billion and Consulting  $2.0 billion.

Goodwill related to Kroll of approximately  $0.8 billion and  $1.1 billion at December 31, 2009 and 2008, respectively, is now included in non-current assets of discontinued operations in the consolidated balance sheets.

Amortized intangible assets consist of the cost of client lists, client relationships and trade names acquired. The gross cost and accumulated amortization is as follows:

	2009			2008
December 31, (In millions of dollars)	Gross Cost	Accumulated Amortization	Net Carrying Amount	Gross Cost	Accumulated Amortization	Net Carrying Amount
Amortized intangibles	$395	$166	$229	$327	$184	$143

Aggregate amortization expense for the years ended December 31, 2009, 2008 and 2007 was  $26 million,  $36 million and  $24 million, respectively, and the estimated future aggregate amortization expense is as follows:

For the Years Ending December 31, (In millions of dollars)	Estimated Expense
2010	$ 38
2011	33
2012	29
2013	26
2014	22
Subsequent years	81
$229

Income Taxes	12 Months Ended
Dec. 31, 2009
Income Taxes

7.    Income Taxes

Income before income taxes shown below is based on the geographic location to which such income is attributable. Although income taxes related to such income may be assessed in more than one jurisdiction, the income tax provision corresponds to the geographic location of the income.

For the Years Ended December 31, (In millions of dollars)	2009	2008	2007
Income before income taxes:
U.S.	$(438)	$(439)	$(7)
Other	990	933	766
	$552	$494	$759
Income taxes:
Current—
U.S. Federal	$(308)	$(98)	$(57)
Other national governments	264	141	200
U.S. state and local	15	26	61
	(29)	69	204
Deferred—
U.S. Federal	16	(24)	38
Other national governments	39	120	42
U.S. state and local	(5)	(52)	(27)
	50	44	53
Total income taxes	$21	$113	$257

The significant components of deferred income tax assets and liabilities and their balance sheet classifications are as follows:

December 31, (In millions of dollars)	2009	2008
Deferred tax assets:
Accrued expenses not currently deductible	$530	$551
Differences related to non-U.S. operations (a)	316	209
Accrued retirement & postretirement benefits — non-U.S. operations	80	91
Accrued retirement benefits U.S.	359	363
Net operating losses (b)	115	114
Income currently recognized for tax	67	60
Foreign tax credit carryforwards	60	—
Other	164	144
	$1,691	$1,532
Deferred tax liabilities:
Unrealized investment holding gains	$12	$14
Differences related to non-U.S. operations	174	61
Depreciation and amortization	153	116
Other	20	57
	$359	$248

(a)	Net of valuation allowances of $2 million and $0, in 2009 and 2008, respectively.
(b)	Net of valuation allowances of $52 million and $29 million, in 2009 and 2008, respectively.

December 31, (In millions of dollars)	2009	2008
Balance sheet classifications:
Current assets	$98	$139
Other assets	$1,234	$1,145

U.S. Federal income taxes are not provided on temporary differences with respect to investments in foreign subsidiaries that are essentially permanent in duration, which at December 31, 2009 amounted to approximately  $3.1 billion. The determination of the unrecognized deferred tax liability with respect to these investments is not practicable.

A reconciliation from the U.S. Federal statutory income tax rate to MMC’s effective income tax rate is shown below.

For the Years Ended December 31,	2009	2008	2007
	%	%	%
U.S. Federal statutory rate	35.0	35.0	35.0
U.S. state and local income taxes — net of U.S. Federal income tax benefit	1.3	(4.9)	1.0
Differences related to non-U.S. operations	(15.9)	(10.3)	(4.1)
Goodwill impairment	—	—	—
Change in Uncertain Tax Benefits	(16.8)	—	3.6
Other	0.2	3.1	(1.7)
Effective tax rate	3.8	22.9	33.8

MMC’s consolidated effective tax rate in 2009 was 3.8%. The tax rate reflects reductions relating to a decrease in the liability for unrecognized tax benefits and foreign operations taxed at rates lower than the U.S. statutory tax rate. The decrease in the liability for unrecognized tax benefits resulted from expiring statutes of limitations, audit settlements, and changes in estimates.

MMC’s consolidated effective tax rate in 2008 was 22.9%. The tax rate reflects foreign operations taxed at rates lower than the U.S. rate. It also reflects a federal benefit on deferred state taxes, largely offset by other deferred tax adjustments.

The 2007 consolidated effective tax rate of 33.8% primarily reflects the unfavorable impact of international tax law changes in 2007.

Valuation allowances had a net increase of  $26 million in 2009 and  $8 million in 2008. During the respective years, adjustments of the beginning of the year balances of valuation allowances increased income tax expense by  $9 million in 2009 and  $8 million in 2008. None of the cumulative valuation allowances relate to amounts which if realized would reduce goodwill or increase contributed capital in the future. Approximately 74% of MMC’s net operating loss carryforwards expire from 2010 through 2029, and others are unlimited. Foreign tax credit carryforwards expire in 2018 and 2019.

The realization of deferred tax assets is dependent on the generation of future taxable income during the periods in which the tax benefits are deductible or creditable. MMC and Marsh have been profitable globally. However, tax liabilities are determined and assessed on a legal entity and jurisdictional basis. Certain taxing jurisdictions allow or require combined or consolidated tax filings. In the United States, certain groups within MMC, which file on a combined basis, and certain entities within Marsh’s operations, which file on a separate entity basis, incurred losses for the last two years as well as the current year. MMC assessed the realizability of its domestic deferred tax assets, particularly state deferred tax assets of Marsh relating to jurisdictions in which it files separate tax returns, state deferred tax assets of all of MMC’s domestic operations related to jurisdictions in which MMC files a unitary or combined state tax return, and foreign tax credit carryforwards in MMC’s consolidated U.S. federal tax return. When making its assessment about the realization of its domestic deferred tax assets at December 31, 2009, MMC considered all available evidence, placing particular weight on evidence that could be objectively verified. The evidence considered included (i) the nature, frequency, and severity of current and cumulative financial reporting losses, (ii) actions completed that are designed to reduce capacity and adjust to lower demand in the current economic environment, (iii) profit trends evidenced by recent improvements in MMC’s and Marsh’s operating performance, (iv) the nonrecurring nature of some of the items that contributed to the cumulative losses, (v) the carryforward periods for the NOLs and foreign tax credit carryforwards, (vi) the sources and timing of future taxable income, giving weight to sources according to the extent to which they can be objectively verified, and (vii) tax planning strategies that would be implemented, if necessary, to accelerate utilization of NOLs. Based on its assessment, MMC concluded that it is more likely than not that a substantial portion of these deferred tax assets are realizable and a valuation allowance was recorded to reduce the domestic tax assets to the amount that MMC believes is more likely than not to be realized. In the event sufficient taxable income is not generated in future periods, additional valuation allowances of up to  $170 million could be required relating to these domestic deferred tax assets. The realization of the remaining U.S. federal deferred tax assets is not as sensitive to U.S. profits because it is supported by anticipated repatriation of future earnings from MMC’s profitable global operations. In addition, when making its assessment about the realization of its domestic deferred tax assets at December 31, 2009, MMC continued to assess the realizability of deferred tax assets of certain other entities with a history of recent losses, including other U.S. entities that file separate state tax returns and foreign subsidiaries, and recorded valuation allowances as appropriate.

Following is a reconciliation of MMC’s total gross unrecognized tax benefits for the years ended December 31, 2009, 2008 and 2007:

(In millions of dollars)	2009	2008	2007
Balance at January 1	$293	$351	$272
Additions, based on tax positions related to current year	8	6	83
Additions for tax positions of prior years	28	22	70
Reductions for tax positions of prior years	(4)	(36)	(21)
Reductions due to reclassification of tax indemnifications on sale of Putnam	—	—	(26)
Settlements	(4)	(47)	(23)
Lapses in statutes of limitation	(115)	(3)	(4)
Balance at December 31	$206	$293	$351

Of the total unrecognized tax benefits at December 31, 2009 and 2008,  $122 million and  $202 million, respectively, represent the amount that, if recognized, would favorably affect the effective tax rate in any future periods. The total gross amount of accrued interest and penalties at December 31, 2009 and 2008, before any applicable federal benefit, was  $32 million and  $64 million, respectively.

As discussed in Note 5, MMC has provided certain indemnities related to contingent tax liabilities as part of the disposal of Putnam. The balance of gross unrecognized tax benefits at January 1, 2008 in the chart above includes balances related to Putnam. Following the close of the Putnam transaction, the unrecognized tax benefits of  $26 million related to stand alone tax returns filed by Putnam (not as part of an MMC consolidated tax group) have been reclassified and are included as part of the fair value liability for contingent tax indemnities. In addition, at December 31, 2008 and December 31, 2009,  $81 million and  $73 million, respectively, included in the chart above, relates to Putnam issues included in consolidated MMC tax returns. Since MMC remains primarily liable to the taxing authorities for resolution of uncertain tax positions related to consolidated returns, these balances will remain as part of MMC’s consolidated liability for uncertain tax positions. Any future charges or credits that are directly related to the disposal of Putnam and the indemnified contingent tax issues, including interest accrued, will be recorded in discontinued operations as incurred.

MMC is routinely examined by the jurisdictions in which it has significant operations. The Internal Revenue Service completed its examination of 2003 through 2005 during the fourth quarter of 2008 and is currently examining 2006 through 2008. New York State has examinations underway for various entities covering the years 2003 through 2007. California completed its examination of years 2003 through 2005 and years 2000 through 2005 are in various stages of appeal. Massachusetts is examining years 2003 through 2005 for various entities. The United Kingdom is examining tax years 2007 through 2008 for various subsidiaries. Earlier years are closed in all of the foregoing jurisdictions. MMC regularly considers the likelihood of assessments in each of the taxing jurisdictions resulting from examinations. MMC has established appropriate liabilities for uncertain tax positions in relation to the potential assessments. MMC believes the resolution of tax matters will not have a material effect on the consolidated financial condition of MMC, although a resolution could have a material impact on MMC’s net income or cash flows and on its effective tax rate in a particular future period. It is reasonably possible that the total amount of unrecognized tax benefits will decrease between zero and approximately  $80 million within the next twelve months due to settlement of audits and expiration of statutes of limitation.

Retirement Benefits	12 Months Ended
Dec. 31, 2009
Retirement Benefits

8.    Retirement Benefits

MMC maintains qualified and non-qualified defined benefit pension and defined contribution plans for its eligible U.S. employees and a variety of defined benefit and defined contribution plans for eligible non-U.S. employees. MMC’s policy for funding its tax-qualified defined benefit pension plans is to contribute amounts at least sufficient to meet the funding requirements set forth in U.S. and applicable foreign laws.

Combined U.S. and non-U.S. Plans

The weighted average actuarial assumptions utilized for the U.S. and significant non-U.S. defined benefit plans as of the end of the year are as follows:

	Pension Benefits		Postretirement Benefits
	2009	2008	2009	2008
Weighted average assumptions:
Discount rate (for expense)	6.4%	6.1%	6.7%	6.5%
Expected return on plan assets	8.1%	8.2%	—	—
Rate of compensation increase (for expense)	3.7%	3.8%	—	—
Discount rate (for benefit obligation)	6.0%	6.4%	6.3%	6.7%
Rate of compensation increase (for benefit obligation)	4.2%	3.7%	—	—

MMC uses actuaries from Mercer, a subsidiary of the Company, to perform valuations of its pension plans. The long-term rate of return assumption is selected for each plan based on the facts and circumstances that exist as of the measurement date, and the specific portfolio mix of each plan’s assets. MMC utilizes a model developed by the Mercer actuaries to assist in the setting of this assumption. The model takes into account several factors, including: actual and target portfolio allocation; investment, administrative and trading expenses incurred directly by the plan trust; historical portfolio performance; relevant forward-looking economic analysis; and expected returns, variances and correlations for different asset classes. These measures are used to determine probabilities using standard statistical techniques to calculate a range of expected returns on the portfolio. MMC generally does not adjust the rate of return assumption from year to year if, at the measurement date, it is within the best estimate range, defined as between the 25th and 75th percentile of the expected long-term annual returns in accordance with the “American Academy of Actuaries Pension Practice Council Note May 2001 Selecting and Documenting Investment Return Assumptions” and consistent with Actuarial Standards of Practice No. 27. The historical five- and ten-year average asset returns of each plan are also reviewed to ensure they are consistent and reasonable compared with the best estimate range. The expected return on plan assets is determined by applying the assumed long-term rate of return to the market-related value of plan assets. This market-related value recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return based on the market value of assets. Since the market-related value of assets recognizes gains or losses over a five-year period, the future market-related value of the assets will be impacted as previously deferred gains or losses are recorded.

The target asset allocation for the U.S. plans is 65% equities and 35% fixed income, and for the U.K. plans, which comprise approximately 82% of non-U.S. plan assets, is 58% equities and 42% fixed income. As of the measurement date, the actual allocation of assets for the U.S. plan was 69% to equities and 31% to fixed income, and for the U.K. plans was 58% to equities and 42% to fixed income. The assets of MMC’s defined benefit plans are well-diversified and are managed in accordance with applicable laws and with the goal of maximizing the plans’ real return within acceptable risk parameters. MMC uses threshold-based portfolio rebalancing to ensure the actual portfolio remains consistent with target asset allocation ranges.

The U.S. qualified plan holds eight million shares of MMC common stock which were contributed to the Plan by MMC. This represents approximately 6% of that plan’s assets.

The pension plan in the United Kingdom holds a limited partnership interest in the Trident III private equity fund valued at  $206 million at December 31, 2009.

The discount rate selected for each U.S. plan is based on a model bond portfolio with coupons and redemptions that closely match the expected liability cash flows from the plan. Discount rates for non-U.S. plans are based on appropriate bond indices such as the Markit iBoxx £ Corporates AA 15+ index in the U.K. Projected compensation increases reflect current expectations as to future levels of inflation.

The components of the net periodic benefit cost for combined U.S. and non-U.S. defined benefit plans and other postretirement plans are as follows:

For the Years Ended December 31,	Pension Benefits			Postretirement Benefits
(In millions of dollars)	2009	2008	2007	2009	2008	2007
Service cost	$188	$207	$230	$5	$6	$6
Interest cost	551	597	565	17	17	15
Expected return on plan assets	(788)	(849)	(799)	—	—	—
Amortization of prior service credit	(49)	(55)	(56)	(13)	(14)	(13)
Recognized actuarial loss	70	66	207	1	1	2
Net periodic benefit (credit) cost	$(28)	$(34)	$147	$10	$10	$10

Plan Assets

For the U.S. plan, investment allocation decisions are made by a fiduciary committee composed of senior executives appointed by MMC’s Chief Executive Officer. For the non-U.S. plans, investment allocation decisions are made by local fiduciaries, in consultation with MMC for the larger plans. Plan assets are invested in a manner consistent with the fiduciary standards set forth in all relevant laws relating to pensions and trusts in each country. Our primary investment objectives are (1) to achieve an investment return that, in combination with current and future contributions, will provide sufficient funds to pay benefits, and (2) to minimize the risk of large losses. Our investment allocations are designed to meet these objectives by broadly diversifying plan assets among numerous asset classes with differing expected returns, volatilities, and correlations.

The major categories of plan assets include equity securities, equity alternative investments, and fixed income securities. For the U.S. qualified plan, the category ranges are 60-70% for equities and equity alternatives, and 30-40% for fixed income. For the U.K. Plan, the category ranges are 55-61% for equities and equity alternatives, and 39-45% for fixed income. Asset allocation ranges are evaluated at least every three years. Asset allocation is monitored monthly, and rebalancing actions are taken as needed.

Plan investments are exposed to stock market, interest rate, and credit risk. Concentrations of these risks are generally limited due to diversification by investment style within each asset class, diversification by investment manager, diversification by industry sectors and issuers, and the dispersion of investments across many geographic areas.

U.S. Plans

The following schedules provide information concerning MMC’s U.S. defined benefit pension plans and postretirement benefit plans:

December 31,	U.S. Pension Benefits		U.S. Postretirement Benefits
(In millions of dollars)	2009	2008	2009	2008
Change in benefit obligation:
Benefit obligation at beginning of year	$3,411	$3,111	$185	$173
Service cost	76	73	4	4
Interest cost	219	210	12	12
Actuarial (gain) loss	75	159	(23)	6
Medicare Part D subsidy	—	—	1	5
Benefits paid	(152)	(142)	(16)	(15)
Benefit obligation at end of year	$3,629	$3,411	$163	$185

Change in plan assets:
Fair value of plan assets at beginning of year	$2,761	$3,532	$—	$—
Actual return on plan assets	328	(649)	—	—
Employer contributions	22	20	15	10
Medicare Part D subsidy	—	—	1	5
Benefits paid	(152)	(142)	(16)	(15)
Fair value of plan assets at end of year	$2,959	$2,761	$—	$—

Funded status	$(670)	$(650)	$(163)	$(185)
Net liability recognized	$(670)	$(650)	$(163)	$(185)

Amounts recognized in the consolidated balance sheets:
Current liabilities	$(22)	$(21)	$(11)	$(11)
Noncurrent liabilities	(648)	(629)	(152)	(174)
	$(670)	$(650)	$(163)	$(185)
Amounts not yet recognized in net periodic cost and included in accumulated other comprehensive income:

Unrecognized prior service credit	$73	$120	$39	$52
Unrecognized net actuarial (loss) gain	(1,258)	(1,270)	9	(15)
Total amounts included in accumulated other comprehensive income	$(1,185)	$(1,150)	$48	$37
Cumulative employer contributions in excess of net periodic cost	515	500	(211)	(222)
Net amount recognized in consolidated balance sheet	$(670)	$(650)	$(163)	$(185)
Accumulated benefit obligation at December 31	$3,516	$3,309	$—	$—

December 31, (In millions of dollars)	U.S. Pension Benefits		U.S. Postretirement Benefits
	2009	2008	2009	2008
Reconciliation of unrecognized prior service credit:
Amount disclosed as of prior year-end	$120	$174	$52	$65
Recognized as component of net periodic benefit credit	(47)	(54)	(13)	(13)
Amount at end of year	$73	$120	$39	$52

December 31, (In millions of dollars)	U.S. Pension Benefits		U.S. Postretirement Benefits
	2009	2008	2009	2008
Reconciliation of unrecognized net actuarial gain (loss):
Amount disclosed as of prior year-end	$(1,270)	$(195)	$(15)	$(9)
Recognized as component of net periodic benefit cost	52	22	1	—
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Liability experience	(75)	(159)	23	(6)
Asset experience	35	(938)	—	—
Total gain (loss) recognized as change in plan assets and benefit obligations	(40)	(1,097)	23	(6)
Amount at end of year	$(1,258)	$(1,270)	$9	$(15)

For the Years Ended December 31, (In millions of dollars)	U.S. Pension Benefits			U.S. Postretirement Benefits
	2009	2008	2007	2009	2008	2007
Total recognized in net periodic benefit cost and other comprehensive loss (income)	$42	$1,092	$(284)	$(7)	$21	$(4)

Estimated amounts that will be amortized from accumulated other comprehensive income in the next fiscal year:

	U.S. Pension Benefits	U.S. Postretirement Benefits
(In millions of dollars)	2010	2010
Prior service credit	$(18)	$(13)
Net actuarial loss	67	—
Projected cost (credit)	$49	$(13)

The weighted average actuarial assumptions utilized in determining the above amounts for the U.S. defined benefit and other U.S. postretirement plans as of the end of the year are as follows:

	U.S. Pension Benefits		U.S. Postretirement Benefits
	2009	2008	2009	2008
Weighted average assumptions:
Discount rate (for expense)	6.6%	6.9%	6.6%	6.9%
Expected return on plan assets	8.75%	8.75%	—	—
Rate of compensation increase (for expense)	3.4%	3.4%	—	—
Discount rate (for benefit obligation)	6.4%	6.6%	6.3%	6.6%
Rate of compensation increase (for benefit obligation)	3.9%	3.4%	—	—

The projected benefit obligation, accumulated benefit obligation and aggregate fair value of plan assets for U.S. pension plans with accumulated benefit obligations in excess of plan assets were  $3.6 billion,  $3.5 billion and  $3.0 billion, respectively, as of December 31, 2009 and  $3.4 billion,  $3.3 billion and  $2.8 billion, respectively, as of December 31, 2008.

The projected benefit obligation and fair value of plan assets for U.S. pension plans with projected benefit obligation in excess of plan assets was  $3.6 billion and  $3.0 billion, respectively, as of December 31, 2009 and  $3.4 billion and  $2.8 billion, respectively, as of December 31, 2008.

The components of the net periodic benefit cost for the U.S. defined benefit and other postretirement benefit plans are as follows:

For the Years Ended December 31, (In millions of dollars)	U.S. Pension Benefits			U.S. Postretirement Benefits
	2009	2008	2007	2009	2008	2007
Service cost	$76	$73	$82	$4	$4	$4
Interest cost	219	211	196	12	12	11
Expected return on plan assets	(293)	(289)	(267)	—	—	—
Amortization of prior service credit	(47)	(54)	(54)	(13)	(13)	(13)
Recognized actuarial loss	52	22	82	1	—	2
Net periodic benefit cost (credit)	$7	$(37)	$39	$4	$3	$4

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 became law. The net periodic benefit cost shown above for 2009, 2008 and 2007, respectively, includes the subsidy.

The assumed health care cost trend rate for Medicare eligibles is approximately 8.8% in 2010, gradually declining to 4.5% in 2029, and the rate for non-Medicare eligibles is 8.4% in 2010, gradually declining to 4.5% in 2029. Assumed health care cost trend rates have a small effect on the amounts reported for the U.S. health care plans because MMC caps its share of health care trend at 5%. A one percentage point change in assumed health care cost trend rates would have the following effects:

(In millions of dollars)	1 Percentage Point Increase	1 Percentage Point Decrease

Effect on total of service and interest cost components	$—	$—
Effect on postretirement benefit obligation	$1	$(1)

Estimated Future Contributions

MMC expects to fund approximately  $25 million for its U.S. non-qualified plan in 2010. MMC’s policy for funding its tax-qualified defined benefit retirement plans is to contribute amounts at least sufficient to meet the funding requirements set forth in U.S. and applicable foreign law. There currently is no ERISA funding requirement for the U.S. qualified plan for 2009 or 2010.

Non-U.S. Plans

The following schedules provide information concerning MMC’s non-U.S. defined benefit pension plans and non-U.S. postretirement benefit plans.

December 31, (In millions of dollars)	Non-U.S. Pension Benefits		Non-U.S. Postretirement Benefits
	2009	2008	2009	2008
Change in benefit obligation:
Benefit obligation at beginning of year	$5,228	$7,056	$63	$91
Service cost	112	134	1	2
Interest cost	332	386	5	5
Employee contributions	16	22	—	—
Actuarial (gain) loss	679	(602)	(3)	(13)
Effect of settlement	(218)	(2)	—	—
Effect of curtailment	—	(3)	—	—
Special termination benefits	—	3	—	—
Benefits paid	(246)	(266)	(3)	(3)
Foreign currency changes	442	(1,500)	7	(19)
Other	9	—	—	—
Benefit obligation at end of year	$6,354	$5,228	$70	$63
Change in plan assets:
Fair value of plan assets at beginning of year	$5,033	$7,513	$—	$—
Actual return on plan assets	754	(950)	—	—
Effect of settlement	(218)	(2)	—	—
Company contributions	397	250	3	3
Employee contributions	16	22	—	—
Benefits paid	(246)	(266)	(3)	(3)
Foreign currency changes	438	(1,534)	—	—
Other	9	—	—	—
Fair value of plan assets at end of year	$6,183	$5,033	$—	$—
Funded status	$(171)	$(195)	$(70)	$(63)
Net (liability) asset recognized	$(171)	$(195)	$(70)	$(63)

Amounts recognized in the consolidated balance sheets:
Noncurrent assets	$94	$150	$—	$—
Current liabilities	(10)	(9)	(3)	(3)
Noncurrent liabilities	(255)	(336)	(67)	(60)
	$(171)	$(195)	$(70)	$(63)
Amounts not yet recognized in net periodic cost and included in accumulated other comprehensive income:
Unrecognized prior service credit	$24	$21	$1	$1
Unrecognized net actuarial loss	(2,268)	(1,713)	(4)	(7)
Total amounts included in AOCI	$(2,244)	$(1,692)	$(3)	$(6)
Cumulative employer contributions in excess of net periodic cost	2,073	1,497	(67)	(57)
Net amount recognized in consolidated balance sheet	$(171)	$(195)	$(70)	$(63)
Accumulated benefit obligation at December 31	$5,880	$4,850	$—	$—

December 31, (In millions of dollars)	Non-U.S. Pension Benefits		Non-U.S. Postretirement Benefits
	2009	2008	2009	2008

Reconciliation of prior service credit:
Amount disclosed as of prior year-end	$21	$28	$1	$2
Recognized as component of net periodic benefit credit	(2)	(2)	—	(1)
Changes in plan assets and benefit obligations recognized in other comprehensive income:

Plan amendments	1	—	—	—
Exchange rate adjustments	4	(5)	—	—
Amount at end of year	$24	$21	$1	$1

December 31, (In millions of dollars)	Non-U.S. Pension Benefits		Non-U.S. Postretirement Benefits
	2009	2008	2009	2008

Reconciliation of net actuarial loss:
Amount disclosed as of prior year-end	$(1,713)	$(1,317)	$(7)	$(24)
Recognized as component of net periodic benefit cost	18	43	—	1
Effect of settlement	1	(1)	—	—

Changes in plan assets and benefit obligations recognized in other comprehensive income:
Liability experience	(679)	602	4	13
Asset experience	259	(1,510)	—	—
Effect of curtailment	—	4	—	—
Total amount recognized as change in plan assets and benefit obligations	(420)	(904)	4	13
Other	—	(6)	—	—
Exchange rate adjustments	(154)	472	(1)	3
Amount at end of year	$(2,268)	$(1,713)	$(4)	$(7)

For the Years Ended December 31, (In millions of dollars)	Non-U.S. Pension Benefits			Non-U.S. Postretirement Benefits
	2009	2008	2007	2009	2008		2007
Total recognized in net periodic benefit cost and other comprehensive loss (income)	$519	$409	$(599)	$3		$(9)	$12

Estimated amounts that will be amortized from accumulated other comprehensive income in the next fiscal year:

Non-U.S. Pension Benefits
(In millions of dollars)	2010
Prior service credit	$ (2)
Net actuarial loss	77
Projected cost	$75

The weighted average actuarial assumption utilized in determining the above amounts for the non-U.S. defined benefit and other non-U.S. postretirement plans as of the end of the year are as follows:

December 31, (In millions of dollars)	Non-U.S. Pension Benefits		Non-U.S. Postretirement Benefits
	2009	2008	2009	2008
Weighted average assumptions:
Discount rate (for expense)	6.3%	5.7%	6.9%	5.7%
Expected return on plan assets	7.8%	8.0%	—	—
Rate of compensation increase (for expense)	3.9%	4.0%	—	—
Discount rate (for benefit obligation)	5.8%	6.3%	6.2%	6.9%
Rate of compensation increase (for benefit obligation)	4.3%	3.9%	—	—

The non-U.S. defined benefit plans do not have any direct ownership of MMC common stock.

The pension plan in the United Kingdom holds a limited partnership interest in the Trident III private equity fund valued at  $206 million at December 31, 2009.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the non-U.S. pension plans with accumulated benefit obligations in excess of plan assets were  $451 million,  $399 million and  $238 million, respectively, as of December 31, 2009 and  $555 million,  $494 million and  $308 million, respectively, as of December 31, 2008.

The projected benefit obligation and fair value of plan assets for non-U.S. pension plans with projected benefit obligations in excess of plan assets was  $5.2 billion and  $5.0 billion, respectively, as of December 31, 2009 and  $3.1 billion and  $2.7 billion, respectively, as of December 31, 2008.

The components of the net periodic benefit cost for the non-U.S. defined benefit and other postretirement benefit plans and the curtailment, settlement and termination expenses are as follows:

For the Years Ended December 31, (In millions of dollars)	Non-U.S. Pension Benefits			Non-U.S. Postretirement Benefits
	2009	2008	2007	2009	2008	2007
Service cost	$112	$134	$148	$1	$2	$2
Interest cost	332	386	369	5	5	4
Expected return on plan assets	(495)	(560)	(532)	—	—	—
Amortization of prior service credit	(2)	(1)	(2)	—	(1)	—
Recognized actuarial loss	18	44	125	—	1	—
Net periodic benefit cost	$(35)	$3	$108	$6	$7	$6
Settlement (gain)/loss	1	(1)	(2)	—	—	—
Curtailment (gain)/loss	—	1	(2)	—	—	—
Special termination benefits	—	3	2	—	—	—
Total (credit) cost	$(34)	$6	$106	$6	$7	$6

The assumed health care cost trend rate was approximately 6.8% in 2010, gradually declining to 4.5% in 2025. Assumed health care cost trend rates have a significant effect on the amounts reported for the non-U.S. health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

(In millions of dollars)	1 Percentage Point Increase	1 Percentage Point Decrease
Effect on total of service and interest cost components	$1	$(1)
Effect on postretirement benefit obligation	$10	$(6)

Estimated Future Contributions

MMC expects to fund approximately  $250 million to its non-U.S. pension plans in 2010. Funding requirements for non-U.S. plans vary by country. Contribution rates are determined by the local actuaries based on local funding practices and requirements. Funding amounts may be influenced by future asset performance, the level of discount rates and other variables impacting the assets and/or liabilities of the plan. In addition, amounts funded in the future, to the extent not due under regulatory requirements, may be affected by alternative uses of MMC’s cash flows, including dividends, investments and share repurchases.

Estimated Future Benefit Payments

MMC’s estimated future benefit payments for its pension and postretirement benefits (without reduction for Medicare subsidy receipts) at December 31, 2009 are as follows:

December 31, (In millions of dollars)	Pension Benefits		Postretirement Benefits
	U.S.	Non-U.S.	U.S.	Non-U.S.
2010	$172	$240	$13	$4
2011	181	246	14	4
2012	192	261	14	4
2013	203	273	14	4
2014	215	294	14	4
2015-2019	1,276	1,736	77	25

Defined Benefit Plans Fair Value Disclosures

In December 2008 the FASB issued guidance for Employers’ Disclosures About Pension and Other Post Retirement Benefit Plan Assets. The guidance requires fair value plan asset disclosures for an employer’s defined benefit pension and postretirement plans similar to the guidance on Fair Value Measurements as well as (a) how investment allocation decisions are made, (b) the major categories of plan assets, and (c) significant concentrations of risk within plan assets.

The U.S. and non-U.S. plan investments are classified into Level 1, which refers to securities valued using quoted prices from active markets for identical assets; Level 2, which refers to securities not traded on an active market but for which observable market inputs are readily available; and Level 3, which refers to securities valued based on significant unobservable inputs. Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following table sets forth, by level within the fair value hierarchy, a summary of the U.S. and non-U.S. plans investments measured at fair value on a recurring basis at December 31, 2009.

	Fair Value Measurements at December 31, 2009
Assets (In millions of dollars)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
MMC common stock	$176	$—	$—	$176
Corporate stocks	1,611	176	11	1,798
Government securities	25	400	3	428
Corporate obligations	17	950	5	972
Partnership interests	—	—	301	301
Common/collective trusts	8	4,165	—	4,173
Insurance group annuity contracts	—	—	17	17
Short-term investment funds	299	3	—	302
Swaps	—	10	—	10
Other investments	125	34	180	339
Private equity	—	—	336	336
Real estate	3	4	269	276
Total investments	$2,264	$5,742	$1,122	$9,128

The table below sets forth a summary of changes in the fair value of the plans’ Level 3 assets for the year ended December 31, 2009:

Assets (In millions)	Fair Value, Beginning of Period	Purchases	Sales	Unrealized Gain/ (Loss)	Realized Gain/ (Loss)	Exchange Rate Impact	Transfers in/(out) and Other	Fair Value, End of Period
Corporate stocks	$1	$8	$(5)	$4	$—	$—	$3	$11
Government securities	11	3	(9)	(2)	2	—	(2)	3
Corporate obligations	63	4	(19)	2	(6)	—	(39)	5
Partnership interests	334	53	(22)	(69)	5	—	—	301
Insurance group annuity contracts	16	132	(131)	—	—	—	—	17
Swaps	12	—	(10)	(8)	6	—	—	—
Other investments	162	62	(40)	(14)	(1)	7	4	180
Private equity	353	45	(66)	(55)	30	29	—	336
Real estate	243	236	(237)	26	(19)	20	—	269
Total assets	$1,195	$543	$(539)	$(116)	$17	$56	$(34)	$1,122
Swap liabilities	$(10)	$10	$—	$8	$(8)	$—	$—	$—

Following is a description of the valuation methodologies used for assets measured at fair value.

MMC common stock: Valued at the closing price reported on the New York Stock Exchange.

Common stocks, preferred stocks, convertible equity securities and rights/warrants (included in Corporate stocks): Valued at the closing price reported on the primary exchange.

Corporate bonds (included in corporate obligations): The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable) and bond spreads. The spread data used are for the same maturity as the bond. If the spread data does not reference the issuer, then data that reference a comparable issuer are used. When observable price quotations are not available, fair value is determined based on cash flow models.

Commercial paper (included in corporate obligations): The fair value of commercial paper is estimated using observable market data such as maturity date, issue date, credit rating, current commercial paper rates and settlement date.

Commercial mortgage-backed and asset-backed securities (included in corporate obligations): Fair value is determined using discounted cash flow models. Observable inputs are based on trade and quote activity of bonds with similar features including issuer vintage, purpose of underlying loan (first or second lien), prepayment speeds and credit ratings. The discount rate is the combination of the appropriate rate from the benchmark yield curve and the discount margin based on quoted prices.

Common collective trusts: Valued at the quoted market prices of the underlying investments at year end.

U.S. government bonds (included in government securities): The fair value of U.S. government bonds is estimated by pricing models that utilize observable market data including quotes, spreads and data points for yield curves.

U.S. agency securities (included in government securities): U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are valued by benchmarking market-derived prices to quoted market prices and trade data for identical or comparable securities. Mortgage pass-throughs include certain “To-be-announced” (TBA) securities and mortgage pass-through pools. TBA securities are generally valued using quoted market prices or are benchmarked thereto. Fair value of mortgage pass-through pools are model driven with respect to spreads of the comparable TBA security.

Partnerships and joint ventures: The fair value of investments in partnership interests are valued by the general partner of the partnership and based on valuation techniques consistent with industry practice. Investments are valued in the accompanying financial statements based on the Plan’s beneficial interest in the underlying net assets of the partnership as determined by the partnership agreement.

Insurance group annuity contracts: The fair values for these investments are based on the current market value of the aggregate accumulated contributions plus interest earned.

Swap assets and liabilities: Fair values for interest rate swaps, equity index swaps and inflation swaps are estimated using a discounted cash flow pricing model. These models use observable market data such as contractual fixed rate, broker quotes, spot equity price or index value and dividend data. The fair values of credit default swaps are estimated using an income approach model which determines expected cash flows based on default probabilities from the issuer specific credit spread curve and credit loss recovery rates, both of which are dependent on market quotes.

Real estate investments trusts (included in Other Assets): Valued at the closing price reported on an exchange.

Short-term investment funds: Primarily high-grade money market instruments valued at net asset value at year-end.

Real estate: Valued by investment managers using generally proprietary pricing models.

Registered investment companies: Valued at the closing price reported on the primary exchange.

Defined Contribution Plans

MMC maintains certain defined contribution plans for its employees, including the Marsh & McLennan Companies, Inc. 401(k) Savings & Investment Plan (“401(k)”), that are qualified under U.S. tax laws. Under these plans, eligible employees may contribute a percentage of their base salary, subject to certain limitations. For the 401(k), MMC matches a fixed portion of the employees’ contributions and may also make additional discretionary contributions. The 401(k) contains an Employee Stock Ownership Plan under U.S. tax law and plan assets of which approximately  $289 million at December 31, 2009 and  $321 million at December 31, 2008 were invested in MMC common stock. If a participant does not choose an investment direction for his or her future MMC matching contributions, they are automatically invested in a BlackRock Global Investors Lifepath Portfolio that most closely matches the participant’s expected retirement year. The cost of these defined contribution plans related to continuing operations was  $52 million,  $53 million, and  $46 million for 2009, 2008 and 2007, respectively.

Stock Benefit Plans	12 Months Ended
Dec. 31, 2009
Stock Benefit Plans

9.    Stock Benefit Plans

MMC maintains multiple share-based payment arrangements under which employees are awarded grants of restricted stock units, stock options and other forms of stock-based payment arrangements. Effective July 1, 2005, MMC adopted the revised guidelines for accounting for stock compensation using the modified-prospective transition method. Under this transition method, compensation cost includes compensation cost for all share-based payment arrangements granted prior to but not yet vested as of July 1, 2005, based on the grant date fair value and expense attribution methodology determined in accordance with the prior accounting guidance, and compensation cost for all share-based payment arrangements granted subsequent to June 30, 2005, based on the grant-date fair value and expense attribution methodology determined in accordance with the revised guidance.

MMC Incentive and Stock Award Plans

In 2000, the Marsh & McLennan Companies, Inc. 2000 Employee Incentive and Stock Award Plan (the “2000 Employee Plan”) and the Marsh & McLennan Companies, Inc. 2000 Senior Executive Incentive and Stock Award Plan (the “2000 Executive Plan”) were adopted. The types of awards permitted under these plans include stock options, restricted stock, stock bonus units, restricted and deferred stock units payable in MMC common stock or cash, and other stock-based and performance-based awards. The Compensation Committee of the Board of Directors (the “Compensation Committee”) determines, at its discretion, which affiliates may participate in the plans, which eligible employees will receive awards, the types of awards to be received, and the terms and conditions thereof. The right of an employee to receive an award may be subject to performance conditions as specified by the Compensation Committee. The 2000 Plans contain provisions which, in the event of a change in control of MMC, may accelerate the vesting of the awards. Awards relating to not more than 80,000,000 shares of common stock may be made over the life of the 2000 Employee Plan plus shares remaining unused under pre-existing employee stock plans. Awards relating to not more than 8,000,000 shares of common stock may be made over the life of the 2000 Executive Plan plus shares remaining unused under pre-existing executive stock plans.

Stock Options: Options granted under the 2000 Plans may be designated as either incentive stock options or non-qualified stock options. The Compensation Committee determines the terms and conditions of the option, including the time or times at which an option may be exercised, the methods by which such exercise price may be paid, and the form of such payment. Options are generally granted with an exercise price equal to the market value of MMC’s common stock on the date of grant. These option awards generally vest 25% per annum and have a contractual term of 10 years. On March 16, 2005, MMC began granting options that provide for a market-based triggering event before a vested option can be exercised. The terms and conditions of these stock option awards provide that (i) options will vest at a rate of 25% a year beginning one year from the date of grant and (ii) each vested tranche will only become exercisable if the market price of MMC’s stock appreciates to a level of 15% above the exercise price of the option and maintains that level for at least ten (10) consecutive trading days after the award has vested. MMC accounts for these awards as market-condition options. The effect of the market condition is reflected in the grant-date fair value of such awards. Compensation cost is recognized over the requisite service period and is not subsequently adjusted if the market condition is not met. For awards without a market-based triggering event, compensation cost is generally recognized on a straight-line basis over the requisite service period which is normally the vesting period.

The estimated fair value of options granted without a market-based triggering event is calculated using the Black-Scholes option pricing valuation model. This model takes into account several factors and assumptions. The risk-free interest rate is based on the yield on U.S. Treasury zero-coupon issues with a remaining term equal to the expected life assumption at the time of grant. The expected life (estimated period of time outstanding) is estimated using the contractual term of the option and the effects of employees’ expected exercise and post-vesting employment termination behavior. MMC uses a blended volatility rate based on the following: (i) volatility derived from daily closing price observations for the 10-year period ended on the valuation date, (ii) implied volatility derived from traded options for the period one week before the valuation date and (iii) average volatility for the 10-year periods ended on 15 anniversaries prior to the valuation date, using daily closing price observations. The expected dividend yield is based on expected dividends for the expected term of the stock options.

The assumptions used in the Black-Scholes option pricing valuation model for options granted by MMC in 2009, 2008 and 2007 are as follows:

	2009	2008	2007
Risk-free interest rate	2.16%-2.68%	2.98%-3.33%	4.54%
Expected life (in years)	6.75	6.0	5.0
Expected volatility	33.5%-36.4%	29.7%-32.2%	29.9%
Expected dividend yield	4.15%-4.20%	2.93%-3.07%	2.37%

The estimated fair value of options granted with a market-based triggering event was calculated using a binomial valuation model. The factors and assumptions used in this model are similar to those utilized in the Black-Scholes option pricing valuation model except that the risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve over the contractual term of the option, and the expected life is calculated by the model.

The assumptions used in the binomial option pricing valuation model for options granted during 2009, 2008 and 2007 are as follows:

	2009	2008	2007
Risk-free interest rate	0.42%-2.40%	1.99%-4.41%	3.2%-5.0%
Expected life (in years)	5.6-7.7	5.0-7.5	5.2-7.4
Expected volatility	35.6%	29.7%-33.1%	27.8%-30.0%
Expected dividend yield	3.62%	2.3%-3.1%	2.6%-2.9%

A summary of the status of MMC’s stock option awards as of December 31, 2009 and changes during the year then ended is presented below:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value ( $000)
Balance at January 1, 2009	50,685,730	$34.13
Granted	4,274,436	$19.11
Exercised	—	—
Canceled or exchanged	—	—
Forfeited	328,559	$28.41
Expired	8,267,492	$37.78
Balance at December 31, 2009	46,364,115	$32.14	4.6 years	13,168
Options vested or expected to vest at December 31, 2009	45,537,786	$32.34	4.5 years	11,116
Options exercisable at December 31, 2009	21,654,405	$36.85	2.3 years	—

In the above table, forfeited options are unvested options whose requisite service period has not been met. Expired options are vested options that were not exercised.

The weighted-average grant-date fair value of MMC’s option awards granted during the years ended December 31, 2009, 2008 and 2007 was  $4.63,  $6.63, and  $7.79, respectively. The total intrinsic value of options exercised during the same periods was  $0 million,  $3 million, and  $8 million, respectively.

As of December 31, 2009, there was  $15.2 million of unrecognized compensation cost related to MMC’s option awards. The weighted-average period over which that cost is expected to be recognized is 1.9 years. Cash received from the exercise of stock options for the years ended December 31, 2009, 2008 and 2007 was  $0 million,  $21 million, and  $53 million, respectively.

MMC’s policy is to issue treasury shares upon option exercises or share unit conversion. MMC intends to issue treasury shares as long as an adequate number of those shares are available.

Restricted Stock Units: Restricted stock units may be awarded under MMC’s Incentive and Stock Award plans. The Compensation Committee determines the restrictions on such units, when the restrictions lapse, when the units vest and are paid, and upon what terms the units are forfeited. The cost of these awards is amortized over the vesting period, which is generally three years. Beginning with awards granted in 2006, awards to senior executives and other employees may include three-year performance-based restricted stock units and three-year service-based restricted stock units. The payout of performance-based restricted stock units (payable in shares of MMC common stock) may range from 0–200% of the number of units granted, based on the achievement of objective, pre-determined MMC or operating company performance measures over a three-year performance period. MMC accounts for these awards as performance condition restricted stock units. The performance condition is not considered in the determination of grant date fair value of such awards. Compensation cost is recognized over the performance period based on management’s estimate of the number of units expected to vest and is adjusted to reflect the actual number of shares paid out at the end of the three-year performance period. Dividend equivalents are paid on both performance-based and service-based restricted stock units prior to payout, based on the initial grant amount. Beginning with awards granted on or after February 23, 2009, dividend equivalents are not paid out unless the award vests.

A summary of the status of MMC’s restricted stock unit awards as of December 31, 2009 and changes during the period then ended is presented below:

	Shares	Weighted Average Grant Date Fair Value
Non-vested balance at January 1, 2009	8,289,168	$27.52
Granted	7,911,448	$19.03
Vested	1,825,938	$27.60
Forfeited	700,165	$26.33
Non-vested balance at December 31, 2009	13,674,513	$22.65

The weighted-average grant-date fair value of MMC’s restricted stock units granted during the years ended December 31, 2008 and 2007 was  $26.16 and  $29.60, respectively. The total fair value of MMC’s restricted stock units distributed during the years ended December 31, 2009, 2008, and 2007 was  $35.1 million,  $22.4 million and  $7.4 million, respectively.

Deferred Stock Units: Deferred stock units may be awarded under MMC’s incentive and stock award plans. The Compensation Committee determines the restrictions on such units, when the restrictions lapse, when the units vest and are paid, and upon what terms the units are forfeited. The cost of these awards is amortized over the vesting period, which is generally three years.

A summary of the status of MMC’s deferred stock unit awards as of December 31, 2009 and changes during the period then ended is presented below:

	Shares	Weighted Average Grant Date Fair Value
Non-vested balance at January 1, 2009	9,411,029	$28.24
Granted	1,233,678	$21.25
Vested	2,710,994	$29.56
Forfeited	481,913	$27.78
Non-vested balance at December 31, 2009	7,451,800	$26.63

The weighted-average grant-date fair value of MMC’s deferred stock units granted during the years ended December 31, 2008 and 2007 was  $26.56 and  $28.83, respectively. The total fair value of MMC’s deferred stock units distributed during the years ended December 31, 2009, 2008, and 2007 was  $52.8 million,  $71.6 million, and  $75.6 million, respectively.

Restricted Stock: Restricted shares of MMC’s common stock may be awarded under MMC’s incentive and stock award plans and are subject to restrictions on transferability and other restrictions, if any, as the Compensation Committee may impose. The Compensation Committee may also determine when and under what circumstances the restrictions may lapse and whether the participant receives the rights of a stockholder, including, without limitation, the right to vote and receive dividends. Unless the Compensation Committee determines otherwise, restricted stock that is still subject to restrictions is forfeited upon termination of employment. Shares granted generally become unrestricted at the earlier of: (1) January 1 of the year following the vesting grant date anniversary or (2) the later of the recipient’s normal or actual retirement date. For shares granted prior to 2004, the vesting grant date anniversary is ten years. For shares granted during 2004 and 2005, the vesting grant date anniversary is 7 years and 5 years, respectively. However, certain restricted shares granted in 2005 vested on the third anniversary of the grant date. There have been no restricted shares granted since 2005.

A summary of the status of MMC’s restricted stock awards as of December 31, 2009 and changes during the period then ended is presented below:

	Shares	Weighted Average Grant Date Fair Value
Non-vested balance at January 1, 2009	73,900	$41.41
Granted	—	—
Vested	—	—
Forfeited	—	—
Non-vested balance at December 31, 2009	73,900	$41.41

MMC has not granted restricted stock awards during any year after 2005. The total fair value of MMC’s restricted stock distributed during the years ended December 31, 2009, 2008 and 2007 was  $0 million,  $5.1 million and  $0.8 million, respectively.

As of December 31, 2009, there was  $262 million of unrecognized compensation cost related to MMC’s restricted stock, restricted stock units and deferred stock unit awards.

MMC Stock Purchase Plans

In May 1999, MMC’s stockholders approved an employee stock purchase plan (the “1999 Plan”) to replace the 1994 Employee Stock Purchase Plan (the “1994 Plan”), which terminated on September 30, 1999 following its fifth annual offering. Under the current terms of the plan, shares are purchased four times during the plan year at a price that is 95% of the average market price on each quarterly purchase date. Under the 1999 Plan, after including the available remaining unused shares in the 1994 Plan and reducing the shares available by 10,000,000 consistent with the MMC Board of Directors’ action in March 2007, no more than 35,600,000 shares of MMC’s common stock may be sold. Employees purchased 1,316,581 shares during the year ended December 31, 2009 and at December 31, 2009, 7,248,028 shares were available for issuance under the 1999 Plan. Under the 1995 MMC Stock Purchase Plan for International Employees (the “International Plan”), after reflecting the additional 5,000,000 shares of common stock for issuance approved by the MMC Board of Directors in July 2002, and the addition of 4,000,000 shares due to a shareholder action in May 2007, no more than 12,000,000 shares of MMC’s common stock may be sold. Employees purchased 204,722 shares during the year ended December 31, 2009 and at December 31, 2009, 3,511,334 shares were available for issuance under the International Plan. The plans are considered non-compensatory.

Fair Value Measurements	12 Months Ended
Dec. 31, 2009
Fair Value Measurements

10.    Fair Value Measurements

Fair Value Hierarchy

MMC has categorized its corporate and fiduciary assets and liabilities that are valued at fair value on a recurring basis into a three-level fair value hierarchy. The fair value measurements of the plan assets for MMC’s defined benefit pension plans are disclosed separately in Note 8. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets and liabilities (Level 1) and lowest priority to unobservable inputs (Level 3). In some cases, the inputs used to measure fair value might fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Financial assets recorded in the consolidated balance sheets are categorized based on the inputs in the valuation techniques as follows:

Level 1. Valuations based on unadjusted quoted prices for identical assets or liabilities in an active market (examples include active exchange-traded equity securities, listed derivatives, most U.S. Government and agency securities, and certain other sovereign government obligations).

Assets and liabilities utilizing Level 1 inputs include exchange traded equity securities and mutual funds.

Level 2. Financial assets and liabilities whose values are based on the following:

a) Quoted prices for similar assets or liabilities in active markets (for example, restricted stock);

b) Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

c) Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including interest rate and currency swaps); and

d) Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full asset or liability (for example, certain mortgage loans).

Assets and liabilities utilizing Level 2 inputs include corporate and municipal bonds.

Level 3. Financial assets and liabilities, whose values are based on prices, or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include private equity investments and certain commercial mortgage whole loans).

The Company does not have any Level 3 assets or liabilities.

Valuation Techniques

Equity Securities & Mutual Funds

Investments for which market quotations are readily available are valued at the sale price on their principal exchange, or official closing bid price for certain markets. If no sales are reported, the security is valued at its last reported bid price.

Other Sovereign Government Obligations, Municipal Bonds and Corporate Bonds

These investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management LLC (“Putnam Management”), the fund’s manager, a wholly owned subsidiary of Putnam LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities.

The following fair value hierarchy table presents information about the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and 2008.

(In millions of dollars)	Identical Assets (Level 1)		Observable Inputs (Level 2)		Unobservable Inputs (Level 3)		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Assets:
Financial instruments owned:
Exchange traded equity securities (a)	$ 10	$ 11	$ —	$ —	$ —	$ —	$ 10	$ 11
Mutual funds (a)	141	126	—	—	—	—	141	126
Medium term bond funds and fixed income securities (a)	—	—	6	8	—	—	6	8
Money market funds (b)	448	689	—	—	—	—	448	689
Total assets measured at fair value	$599	$826	$6	$8	$ —	$ —	$605	$ 834
Fiduciary Assets:
State and local obligations (including non-U.S. locales)	$ —	$ —	$161	$234	$ —	$ —	$161	$ 234
Other sovereign government obligations and supranational agencies	—	—	370	531	—	—	370	531
Corporate and other debt	—	—	46	122	—	—	46	122
Money market funds	235	141	—	—	—	—	235	141
Total fiduciary assets measured at fair value	$235	$141	$577	$887	$ —	$ —	$812	$1,028

(a)	Included in other assets in the consolidated balance sheets.
(b)	Included in cash and cash equivalents in the consolidated balance sheets.

Long-term Commitments	12 Months Ended
Dec. 31, 2009
Long-term Commitments

11.    Long-term Commitments

MMC leases office facilities, equipment and automobiles under noncancelable operating leases. These leases expire on varying dates; in some instances contain renewal and expansion options; do not restrict the payment of dividends or the incurrence of debt or additional lease obligations; and contain no significant purchase options. In addition to the base rental costs, occupancy lease agreements generally provide for rent escalations resulting from increased assessments for real estate taxes and other charges. Approximately 97% of MMC’s lease obligations are for the use of office space.

The consolidated statements of income include net rental costs of  $397 million,  $427 million and  $479 million for 2009, 2008 and 2007, respectively, after deducting rentals from subleases ( $5 million in 2009,  $8 million in 2008 and  $23 million in 2007). The net rental costs disclosed above exclude rental costs and sublease income for previously accrued restructuring charges related to vacated space.

At December 31, 2009, the aggregate future minimum rental commitments under all noncancelable operating lease agreements are as follows:

For the Years Ending December 31, (In millions of dollars)	Gross Rental Commitments	Rentals from Subleases	Net Rental Commitments
2010	$ 398	$ 50	$348
2011	$ 356	$ 49	$307
2012	$ 324	$ 49	$275
2013	$ 279	$ 48	$231
2014	$ 237	$ 46	$191
Subsequent years	$1,224	$240	$984

MMC has entered into agreements with various service companies to outsource certain information systems activities and responsibilities and processing activities. Under these agreements, MMC is required to pay minimum annual service charges. Additional fees may be payable depending upon the volume of transactions processed, with all future payments subject to increases for inflation. At December 31, 2009, the aggregate fixed future minimum commitments under these agreements are as follows:

For the Years Ending December 31, (In millions of dollars)	Future Minimum Commitments
2010	$110
2011	73
2012	58
Subsequent years	189
$430

Debt	12 Months Ended
Dec. 31, 2009
Debt

12.    Debt

MMC’s outstanding debt is as follows:

December 31, (In millions of dollars)	2009	2008

Short-term:
Current portion of long-term debt	$558	$408

Long-term:
Senior notes — 7.125% due 2009	$—	$400
Senior notes — 6.25% due 2012 (5.1% effective interest rate)	255	257
Senior notes — 4.850% due 2013	249	249
Senior notes — 5.875% due 2033	296	296
Senior notes — 5.375% due 2014	648	648
Senior notes — 5.15% due 2010	549	549
Senior notes — 5.75% due 2015	747	747
Senior notes — 9.25% due 2019	398	—
Mortgage — 5.70% due 2035	447	454
Other	3	2
	3,592	3,602
Less current portion	558	408
	$3,034	$3,194

During the second quarter of 2009, MMC’s 7.125% ten-year fixed rate  $400 million senior notes matured. MMC used cash on hand as well as proceeds from the issuance of 9.25% ten-year  $400 million senior notes in the first quarter to manage liquidity, including the funding of the maturing notes. There were no commercial paper borrowings outstanding at December 31, 2009 or 2008.

On October 23, 2009, MMC and certain of its foreign subsidiaries entered into a new  $1.0 billion multi-currency three-year unsecured revolving credit facility, which replaced the  $1.2 billion facility discussed below. The interest rate on this facility varies based upon MMC’s credit ratings and MMC’s credit default swap levels subject to floors and caps. The facility requires MMC to maintain certain coverage and leverage ratios which are tested quarterly. There were no borrowings outstanding under this facility at December 31, 2009.

MMC and certain of its foreign subsidiaries previously maintained a  $1.2 billion multi-currency five-year revolving credit facility. The facility was previously due to expire in December 2010 and was in effect until October 2009. There were no borrowings outstanding under this facility at the time it was terminated.

Additional credit facilities, guarantees and letters of credit are maintained with various banks, primarily related to operations located outside the United States, aggregating  $250 million at December 31, 2009 and  $285 million at December 31, 2008. There were no outstanding borrowings under these facilities at December 31, 2009 or December 31, 2008.

Scheduled repayments of long-term debt in 2010 and in the four succeeding years are  $558 million,  $8 million,  $259 million,  $259 million and  $660 million, respectively.

Financial Instruments	12 Months Ended
Dec. 31, 2009
Financial Instruments

13.    Financial Instruments

The estimated fair value of MMC’s significant financial instruments is provided below. Certain estimates and judgments were required to develop the fair value amounts. The fair value amounts shown below are not necessarily indicative of the amounts that MMC would realize upon disposition, nor do they indicate MMC’s intent or ability to dispose of the financial instrument.

	2009		2008
December 31, (In millions of dollars)	Carrying Amount	Fair Value	Carrying Amount	Fair Value

Cash and cash equivalents	$1,707	$1,707	$1,638	$1,638
Long-term investments	$109	$102	$137	$137
Short-term debt	$558	$572	$408	$407
Long-term debt	$3,034	$3,174	$3,194	$2,959

Cash and Cash Equivalents:  The estimated fair value of MMC’s cash and cash equivalents approximates their carrying value.

Long-term Investments:  Long-term investments include available for sale securities recorded at quoted market prices as discussed below. MMC also has certain additional long-term investments, for which there are no readily available market prices, amounting to  $53 million and  $91 million at December 31, 2009 and 2008, respectively, which are carried on a cost basis. These investments are included in Other assets in the consolidated balance sheets. MMC monitors these investments for impairment and makes appropriate reductions in carrying values when necessary.

MMC had available for sale securities with an aggregate fair value of  $38 million and  $21 million at December 31, 2009 and 2008, respectively, which are carried at market value. Gross unrealized gains (pre-tax) included in accumulated other comprehensive income on these securities was  $15 million at December 31, 2009 and  $13 million at December 31, 2008. The following provides activity related to available for sale securities during the following years:

(In millions of dollars)
	2009	2008	2007
Net unrealized gains (losses) (pre-tax)	$4	$(8)	$6

These amounts have been excluded from earnings and reported, net of deferred income taxes, in accumulated other comprehensive income (loss), which is a component of stockholders’ equity.

MMC also recorded unrealized gains/(losses) of  $(7) million,  $24 million and  $0 million as of December 31, 2009, 2008 and 2007, respectively, related to the portion of insurance fiduciary funds described in Note 1, that are invested in high quality debt securities and classified as available for sale. These amounts have been excluded from earnings and reported, net of deferred income taxes, in accumulated other comprehensive income (loss), which is a component of stockholders’ equity. Gross unrealized gains (pre-tax) on these securities that are included in accumulated other comprehensive income were  $17 million and  $24 million at December 31, 2009 and December 31, 2008, respectively.

Proceeds and realized gains from the sale of available for sale investments were as follows:

(In millions of dollars)
	2009	2008	2007
Proceeds from the sale of available for sale securities	$12	$19	$29
Realized gains on available for sale securities	$2	$(3)	$20

The cost of securities sold is determined using the average cost method for equity securities.

MMC also holds investments in certain private equity fund partnerships which are accounted for using the equity method and other investments that are held at cost. MMC recorded the following gains (losses) related to these investments during the following years:

(In millions of dollars)
	2009	2008	2007
Equity method gains (losses)	$(6)	$(9)	$136
Cost method gains	6	6	17
Other-than-temporary impairments	(4)	(6)	—
Gains (losses) from equity and cost method investments	(4)	(9)	153
Realized gains on available for sale securities	2	(3)	20
Investment (loss) income	$(2)	$(12)	$173

During 2009, MMC identified certain cost basis investments whose estimated market value was less than the cost carried on the balance sheet. The market value was based on quotes obtained from external investment valuation professionals based on valuation techniques consistent with industry practice. Although MMC does not intend to sell these securities, it recorded an other-than-temporary impairment charge of  $4 million in the third quarter of 2009 on a debt security, which reflects the estimated portion of the carrying value MMC may not recover during the holding period. The gains and losses described above are included in investment income (loss) in the consolidated statements of income.

In 2007, MMC’s investment in Trident II, L.P. met the thresholds which require disclosure of summarized financial information under Regulation S-X. The consolidated financial information presented below reflects the most recently available financial statements at September 30, 2009 and December 31, 2008 and 2007.

(In millions of dollars)	September 30, 2009	December 31, 2008	December 31, 2007
Assets
Investments at fair value	$595	$575	$903
Other assets	8	24	47
Total assets	603	599	950
Liabilities	—	—	—
Net assets (Partners’ Capital)	$603	$599	$950

	Nine Months Ended September 30,	Twelve Months Ended December 31,
(In millions of dollars)	2009	2008	2007
Investment income	$12	$21	$24
Expenses	1	1	2
Net investment income	11	20	22
Realized gains	16	122	289
Unrealized gains (losses)	22	(322)	(7)
Net increase (decrease) in net assets	$49	$(180)	$304

Short-term and Long-term Debt:  The fair value of MMC’s short-term debt, which consists primarily of term debt maturing within the next year, approximates its carrying value. The estimated fair value of MMC’s long-term debt is based on discounted future cash flows using current interest rates available for debt with similar terms and remaining maturities.

Integration and Restructuring Costs	12 Months Ended
Dec. 31, 2009
Integration and Restructuring Costs

14.    Integration and Restructuring Costs

Actions Initiated in 2009

In 2009, MMC implemented restructuring actions resulting in charges totaling  $229 million, primarily related to severance and benefits, and costs for future rent and other real estate costs as follows: Risk and Insurance Services— $171 million, Consulting— $45 million, and Corporate— $13 million. These activities resulted in the elimination of approximately 1,500 positions at Marsh, 100 positions at Guy Carpenter, 600 positions at Mercer, and 40 positions at Corporate.

Actions Initiated Prior to 2009

Prior to 2009, MMC implemented several restructuring and cost-saving initiatives related to firm-wide infrastructure, organization structure and operating company business processes. These initiatives resulted in staff reductions and consolidations of facilities. MMC incurred restructuring costs of  $14 million for the twelve months ended December 31, 2009 in connection with actions initiated in prior years, primarily due to adjustments to the estimated future rent and real estate costs related to previously vacated space in MMC’s New York headquarters building. These amounts were included in corporate expenses.

As of December 31, 2009, the remaining liability for the restructuring initiatives were approximately  $259 million primarily related to future severance and benefit payments and estimated future lease obligations.

The expenses associated with the restructuring plans are included in compensation and benefits and other operating expenses in the consolidated statements of income, and liabilities associated with these initiatives are classified on the consolidated balance sheets as accounts payable, other liabilities, or accrued salaries, depending on the nature of the items.

Common Stock	12 Months Ended
Dec. 31, 2009
Common Stock

15.    Common Stock

In August 2007, MMC entered into an  $800 million accelerated share repurchase agreement with a financial institution counterparty. Under the terms of the agreement, MMC paid the full  $800 million purchase price and took delivery from the counterparty of an initial tranche of 21,320,530 shares of MMC common stock. This number of shares was the quotient of the  $800 million purchase price divided by a contractual “cap” price of  $37.5225 per share. Based on the market price of MMC’s common stock over the subsequent settlement period, in March 2008 the counterparty delivered to MMC an additional 10,751,100 shares for no additional payment and the transaction was concluded. MMC thus repurchased a total of 32,071,630 shares at average price per share to MMC of  $24.9442. The repurchased shares were reflected as an increase to treasury shares (a decrease in shares outstanding) on the respective delivery dates. This transaction was effected under a  $1.5 billion share repurchase authorization granted by MMC’s Board of Directors in August 2007. MMC remains authorized to repurchase additional shares of its common stock up to a value of  $700 million. There is no time limit on this authorization.

In May 2007, MMC entered into a  $500 million accelerated share repurchase agreement with a financial institution counterparty. Under the terms of the agreement, MMC paid the full  $500 million purchase price and took delivery from the counterparty of an initial tranche of 13,464,749 shares of MMC common stock. Based on the market price of MMC’s common stock over the subsequent settlement period, in July 2007 the counterparty delivered to MMC an additional 2,555,519 shares for no additional payment and the transaction was concluded. MMC thus repurchased a total of 16,020,268 shares in the transaction, for a total cost of  $500 million and an average price per share to MMC of  $31.2105. The repurchased shares were reflected as an increase in Treasury shares (a decrease in shares outstanding) on the respective delivery dates. This transaction was effected under a  $500 million share repurchase authorization granted by MMC’s Board of Directors in May 2007.

Claims, Lawsuits and Other Contingencies	12 Months Ended
Dec. 31, 2009
Claims, Lawsuits and Other Contingencies

16.    Claims, Lawsuits and Other Contingencies

Governmental Inquiries and Claims

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In December 2007, the Alaska Retirement Management Board filed a civil lawsuit against Mercer (US) Inc. in Alaska state court. Plaintiff, represented by the Alaska Law Department and the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP, filed an amended complaint in May 2009. The amended complaint alleges professional negligence and malpractice, breach of contract, breach of implied covenant of good faith and fair dealing, negligent misrepresentation, unfair trade practices and fraud and misrepresentation related to actuarial services that Mercer provided to the Alaska Division of Retirement and Benefits relating to the Alaska Public Employees Retirement System and the Alaska Teachers Retirement System. The amended complaint seeks damages of “at least  $2.8 billion”, treble damages related to the unfair trade practices claim, punitive damages, attorneys’ fees, costs and interest. Mercer filed a motion to dismiss the amended complaint, which was denied in December 2009. In February 2010, Mercer filed a motion for partial summary judgment seeking dismissal of plaintiffs’ fraud claim. See Note 18, which discusses the settlement of the case in June 2010.

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In October 2007, the State of Connecticut brought a civil action against Guy Carpenter in Connecticut state court alleging that Guy Carpenter violated the state’s antitrust and unfair trade practices laws by engaging in allocation of markets, price-fixing and other allegedly improper conduct by taking part in the operation of several reinsurance facilities over a period of decades. An amended complaint was filed in October 2009. The amended complaint alleges damages to Guy Carpenter’s insurance company clients and their customers, as well as to the general economy of Connecticut, and seeks monetary damages, civil penalties, attorneys’ fees, costs and injunctive and other equitable relief. Discovery is underway in this matter.

Errors and Omissions Claims

MMC and its subsidiaries are subject to a significant number of other claims, lawsuits and proceedings in the ordinary course of business. Such claims and lawsuits consist principally of alleged errors and omissions in connection with the performance of professional services. Certain of these claims, including the action filed against Mercer by the Alaska Retirement Management Board described above, seek damages, including punitive and treble damages, in amounts that could, if awarded, be significant. In establishing liabilities for errors and omissions claims in accordance with FASB ASC Topic No. 450 (“Contingencies”), MMC utilizes internal actuarial and other estimates, and case level reviews by inside and outside counsel. A liability is established when a loss is both probable and reasonably estimable. The liability is reviewed quarterly and adjusted as developments warrant. In many cases, including the lawsuit brought by the Alaska Retirement Management Board against Mercer, MMC has not recorded a liability, other than for legal fees to defend the claim, because MMC is unable, at the present time, to make a determination that a loss is both probable and reasonably estimable.

To the extent that expected losses exceed MMC’s deductible in any policy year, MMC also records an asset for the amount that MMC expects to recover under any available third-party insurance programs. MMC has varying levels of third-party insurance coverage, with policy limits and coverage terms varying significantly by policy year. MMC is not aware of coverage defenses or other obstacles to coverage that would limit recoveries through policy year 2001-2002 in a material amount. From 2002 to 2008, the availability of third-party insurance declined significantly, such that the Company has, for example, only limited third-party insurance for the lawsuit brought by the Alaska Retirement Management Board against Mercer.

Brokerage Compensation Practices Settlement and Related Actions

In January 2005, MMC and its subsidiary Marsh Inc. entered into a settlement agreement with the New York State Attorney General (“NYAG”) and the New York State Insurance Department to settle a civil complaint and related citation alleging that Marsh’s use of market service agreements with various insurance companies entailed fraudulent business practices, bid-rigging, illegal restraint of trade and other statutory violations. Effective February 11, 2010, MMC, Marsh and their subsidiaries and affiliates entered into an Amended and Restated Agreement with the NYAG and the Superintendent of Insurance of the State of New York which replaces the January 2005 Settlement Agreement. Following the filing of the NYAG complaint, various state regulators and attorneys general initiated investigations relating to the conduct alleged in that complaint. MMC and Marsh have entered into settlements with authorities in ten of those states. One action filed in August 2007 by the Attorney General of the State of Ohio against MMC, Marsh, certain Marsh subsidiaries and other parties remains pending.

Numerous private party lawsuits based on similar allegations to those made in the NYAG complaint were commenced against MMC, one or more of its subsidiaries, and their current and former directors and officers. The status of these lawsuits is as follows:

Policyholder Claims

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In February 2009, the trial court approved a settlement of the claims against MMC, Marsh and certain Marsh subsidiaries in two consolidated putative class actions that were pending in the U.S. District Court for the District of New Jersey (one on behalf of a purported class of “commercial” policyholders and the second on behalf of a purported class of “employee benefit” policyholders). The court’s approval of the settlement has been appealed. In addition, ten actions instituted by individual policyholders against MMC, Marsh and certain Marsh subsidiaries are pending in federal and state courts; and one putative class action against these parties is pending in Canada.

Shareholder Claims

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On December 23, 2009, the U.S. District Court for the Southern District of New York approved a settlement, reached by the parties in November 2009, of the purported securities class action lawsuit against MMC, Marsh and certain of their former officers. Without admitting liability or wrongdoing of any kind, MMC agreed to pay  $425 million,  $205 million of which was covered by insurance. A group of stockholders, representing approximately 4% of eligible shares, initially indicated their intent to opt out of this settlement, but subsequently agreed to opt in to the settlement for an additional payment. The settlement resolves all of the claims in this lawsuit against MMC, Marsh and the named individuals.

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On January 29, 2010, the U.S. District Court for the Southern District of New York approved a settlement, reached by the parties in November 2009, of the purported ERISA class action lawsuit brought on behalf of participants and beneficiaries of an MMC retirement plan against MMC and various current and former employees, officers and directors. The settlement resolves all of the claims in the litigation against MMC, Marsh and the named individuals. Without admitting liability or wrongdoing of any kind, MMC agreed to pay  $35 million,  $25 million of which was covered by insurance.

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On December 22, 2009, an agreement was reached to settle shareholder derivative actions that were pending against certain of MMC’s current and former directors and officers in the Court of Chancery of the State of Delaware and the U.S. District Court for the Southern District of New York. These actions alleged, among other things, breach of fiduciary duties with respect to the alleged misconduct described in the NYAG complaint, and that the defendants were liable for and must contribute to or indemnify MMC for any related damages suffered by MMC. The settlement is subject to final approval of the Court of Chancery of the State of Delaware.

Other Claims

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In addition to the above actions, MMC, Marsh and certain Marsh subsidiaries were named as additional defendants in a shareholder derivative suit pending in the Delaware Court of Chancery against the directors and officers of American International Group, Inc. (“AIG”) and others. In June 2009, the Delaware court granted a motion to dismiss all claims against MMC and the Marsh defendants. An appeal of this dismissal is currently pending in the Delaware Supreme Court. The suit alleged that MMC, Marsh and the Marsh subsidiaries engaged in conspiracy and fraud with respect to the alleged misconduct described in the NYAG complaint, and that they aided and abetted current and former directors and officers of AIG in breaching their fiduciary duties to AIG with respect to AIG’s participation in the alleged misconduct.

Other Contingencies—Guarantees

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In connection with its acquisition of U.K.-based Sedgwick Group in 1998, MMC acquired several insurance underwriting businesses that were already in run-off, including River Thames Insurance Company Limited (“River Thames”), which MMC sold in 2001. Sedgwick guaranteed payment of claims on certain policies underwritten through the Institute of London Underwriters (the “ILU”) by River Thames. The policies covered by this guarantee are reinsured up to £40 million by a related party of River Thames. Payment of claims under the reinsurance agreement is collateralized by segregated assets held in a trust. As of December 31, 2009, the reinsurance coverage exceeded the best estimate of the projected liability of the policies covered by the guarantee. To the extent River Thames or the reinsurer is unable to meet its obligations under those policies, a claimant may seek to recover from MMC under the guarantee.

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From 1980 to 1983, MMC owned indirectly the English & American Insurance Company (“E&A”), which was a member of the ILU. The ILU required MMC to guarantee a portion of E&A’s obligations. After E&A became insolvent in 1993, the ILU agreed to discharge the guarantee in exchange for MMC’s agreement to post an evergreen letter of credit that is available to pay claims by policyholders on certain E&A policies issued through the ILU and incepting between July 3, 1980 and October 6, 1983. Certain claims have been paid under the letter of credit and MMC anticipates that additional claimants may seek to recover against the letter of credit.

Putnam-related Matters

Under the terms of a stock purchase agreement with Great-West Lifeco Inc. (“GWL”) related to GWL’s purchase of Putnam Investments Trust from MMC in August 2007, a copy of which was included as an exhibit to MMC’s Current Report on Form 8-K filed on February 1, 2007, MMC agreed to indemnify GWL with respect to certain Putnam-related litigation and regulatory matters. The consolidated federal actions pending in the District of Maryland, described below, are based on similar allegations as those at issue in Putnam’s 2003 and 2004 settlements with the SEC and the Commonwealth of Massachusetts regarding excessive short-term trading by certain former Putnam employees in shares of the Putnam mutual funds (the “Putnam Funds”), and directly involve MMC and/or may be subject to MMC’s indemnification obligations.

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Two putative class actions by investors in certain Putnam Funds are pending against Putnam. One action asserts claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Section 36(b) of the Investment Company Act of 1940. The second action purports to assert derivative claims on behalf of all Putnam Funds under Section 36(b) of the Investment Company Act. Both suits seek to recover unspecified damages allegedly suffered by the Putnam Funds and their investors as a result of purported market-timing and late trading activity in certain Putnam Funds. In December 2008 and April 2009, the court granted Putnam’s motion for summary judgment in the action relating to securities claims, and the plaintiffs have filed an appeal. In the derivative action, the court denied Putnam’s motion for summary judgment.

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A complaint asserting shareholder derivative claims, purportedly on behalf of MMC, was filed against current and former members of MMC’s Board of Directors, two of Putnam’s former officers, and MMC as a nominal defendant. This action alleges violation of fiduciary duties in failing to provide oversight regarding market-timing in the Putnam Funds. Pursuant to a stipulation among the parties, the court dismissed this action without prejudice in December 2009.

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MMC, Putnam and certain of their current and former officers, directors and employees are defendants in purported ERISA class actions, one brought by participants in an MMC retirement plan and the other brought by participants in a Putnam retirement plan. The actions allege, among other things, that, in view of the market-timing that was allegedly allowed to occur at Putnam, the investment of the plans’ funds in MMC stock and the Putnam Funds was imprudent and constituted a breach of fiduciary duties to plan participants. Both actions seek unspecified damages and equitable relief. In June 2008, a dismissal by the trial court of the action regarding the Putnam plan was reversed on appeal and remanded for further proceedings.

The proceedings and other matters described in this Note 16 on Claims, Lawsuits and Other Contingencies may expose MMC or its subsidiaries to liability for significant monetary damages and other forms of relief. Where a loss is both probable and reasonably estimable, MMC establishes liabilities in accordance with FASB ASC Topic No. 450 (“Contingencies”). Except as specifically set forth above, MMC is unable, at the present time, to provide a reasonable estimate of the range of possible loss attributable to these matters or the impact they may have on MMC’s consolidated results of operations, financial position or cash flows. This is primarily because many of these matters are in early stages of litigation in which discovery is ongoing or are still developing. Adverse determinations in one or more of the matters discussed above, such as the action filed against Mercer by the Alaska Retirement Management Board, could have a material impact on MMC’s consolidated results of operations, financial condition or cash flows in a future period.

Segment Information	12 Months Ended
Dec. 31, 2009
Segment Information

17.    Segment Information

MMC’s organization structure and segment reporting is based on the types of services provided. Under this organizational structure, MMC’s business segments are:

¡	Risk and Insurance Services, comprising insurance services (Marsh) and reinsurance services (Guy Carpenter);

¡	Consulting, comprising Mercer and Oliver Wyman Group; and

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Risk Consulting & Technology, which is comprised of Kroll. With the sale of Kroll in August 2010, along with previous divestiture transactions between 2008 and 2010, MMC has now divested its entire Risk Consulting and Technology segment. As described in Note 1 to the consolidated financial statements, based on the terms and conditions of the divestitures of the corporate advisory and restructuring businesses in 2008, MMC determined it has “continuing involvement” in those businesses, as that term is used in SEC Staff Accounting Bulletin Topic 5e. Therefore classification of CARG as discontinued operations is not appropriate, and their financial results in the current and prior periods are included in operating income. The runoff of MMC’s involvement in the CARG businesses is now managed by MMC corporate departments, and consequently, the financial results of these businesses are now included in “Corporate” for segment reporting purposes.

The accounting policies of the segments are the same as those used for the consolidated financial statements described in Note 1. The information in the following table excludes the results of Putnam and Kroll, which are classified as discontinued operations as described in Note 5. Revenues are attributed to geographic areas on the basis of where the services are performed. Segment performance is evaluated based on segment operating income, which includes directly related expenses, and charges or credits related to integration and restructuring but not MMC corporate-level expenses.

Selected information about MMC’s operating segments and geographic areas of operation follows:

For the Years Ended December 31, (In millions of dollars)	Revenue		Operating Income (Loss)		Total Assets		Depreciation and Amortization	Capital Expenditures
2009–
Risk and Insurance Services	$5,284	(a)	$ 796		$8,320		$153	$147
Consulting	4,609	(b)	405		4,244		114	78
Total Operating Segments	9,893		1,201		12,564		267	225
Corporate/Eliminations	(62	)(c)	(423	)(c)	2,773	(d)	28	36
Total Consolidated	$9,831		$ 778		$15,337		$295	$261

2008–
Risk and Insurance Services	$5,466	(a)	$460		$7,704		$188	$135
Consulting	5,196	(b)	555		4,156		111	113
Total Operating Segments	10,662		1,015		11,860		299	248
Corporate/Eliminations	68	(c)	(336	)(c)	3,346	(d)	29	89
Total Consolidated	$10,730		$679		$15,206		$328	$337

2007–
Risk and Insurance Services	$5,400	(a)	$342		$9,091		$214	$136
Consulting	4,884	(b)	606		4,438		94	99
Total Operating Segments	10,284		948		13,529		308	235
Corporate/Eliminations	86	(c)	(191	)(c)	3,830	(d)	27	86
Total Consolidated	$10,370		$757		$17,359		$335	$321

(a)

Includes inter-segment revenue ( $18 million in 2009,  $5 million in 2008 and  $7 million in 2007) and interest income on fiduciary funds ( $54 million in 2009,  $139 million in 2008 and  $177 million in 2007) and equity method income of ( $13 million in 2009,  $15 million in 2008 and  $12 million in 2007).

(b)

Includes inter-segment revenue ( $45 million in 2009,  $52 million in 2008 and  $79 million in 2007) and interest income on fiduciary funds ( $4 million in 2009,  $10 million in 2008 and  $16 million in 2007).

(c)	Includes results of corporate advisory and restructuring business.
(d)

Corporate assets primarily include insurance recoverables, pension related assets, assets of corporate advisory and restructuring, the owned portion of MMC’s headquarters building and intercompany eliminations. Also includes assets of discontinued operations and the Corporate Advisory and Restructuring business of  $1,573 million,  $1,887 million and  $2,538 million in 2009, 2008 and 2007, respectively.

Details of Operating Segment Revenue are as follows:

For the Years Ended December 31, (In millions of dollars)	2009	2008	2007
Risk and Insurance Services
Marsh	$4,363	$4,632	$4,498
Guy Carpenter	921	834	902
Total Risk and Insurance Services	5,284	5,466	5,400
Consulting
Mercer	3,327	3,642	3,368
Oliver Wyman Group	1,282	1,554	1,516
Total Consulting	4,609	5,196	4,884
Total Operating Segments	9,893	10,662	10,284
Corporate/Eliminations	(62)	68	86
Total	$9,831	$10,730	$10,370

Information by geographic area is as follows:

For the Years Ended December 31, (In millions of dollars)	2009	2008	2007
Revenue
United States	$4,436	$4,694	$4,709
United Kingdom	1,708	1,820	1,898
Continental Europe	1,798	2,001	1,728
Other	1,951	2,147	1,949
	9,893	10,662	10,284
Corporate/Eliminations	(62)	68	86
	$9,831	$10,730	$10,370
December 31, (In millions of dollars)	2009	2008	2007
Fixed Assets, Net
United States	$515	$518	$512
United Kingdom	147	143	204
Continental Europe	74	82	86
Other	114	130	107
	$850	$873	$909

Subsequent Events	12 Months Ended
Dec. 31, 2009
Subsequent Events

Note 18.    Subsequent Events

As discussed in more detail in Note 16, in December 2007, the Alaska Retirement Management Board filed a civil lawsuit against Mercer (US) Inc. in Alaska state court. The parties resolved this matter in June 2010. Mercer agreed to pay  $500 million, of which  $100 million is covered by insurance. The cost of this settlement and the related insurance receivable is reflected in MMC’s consolidated financial statements for the quarter ended June 30, 2010.

The pending acquisition discussed in Note 4 closed in the second quarter of 2010.